As filed with the Securities and Exchange                File No. 33-59749
Commission on April 16, 1997                             File No. 811-8582

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

--------------------------------------------------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 4 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                and Amendment to

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

--------------------------------------------------------------------------------

        Variable Annuity Account I of Aetna Insurance Company of America

                       Aetna Insurance Company of America

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06156

        Depositor's Telephone Number, including Area Code (860) 273-7834

                            Susan E. Bryant, Counsel
                       Aetna Insurance Company of America
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06156
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective:

        [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

        [X]    on May 1, 1997 pursuant to paragraph (b) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for fiscal year ended December 31, 1996 on February 28, 1997.

                           VARIABLE ANNUITY ACCOUNT I
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)



FORM N-4
ITEM NO.           PART A (PROSPECTUS)         LOCATION

 1    Cover Page.............................  Cover Page

 2    Definitions............................  Definitions

 3    Synopsis...............................  Prospectus Summary; Fee Table

 4    Condensed Financial Information........  Condensed Financial Information

 5    General Description of Registrant,
      Depositor, and Portfolio Companies.....  The Company; Variable
                                               Annuity Account I; the Funds

 6    Deductions.............................  Charges and Deductions

 7    General Description of
      Variable Annuity Contracts.............  Contract Rights; Miscellaneous

 8    Annuity Period.........................  Annuity Period

 9    Death Benefit..........................  Death Benefit

 10   Purchases and Contract Value...........  Purchase;
                                               Determining Contract Value

 11   Redemptions............................  Contract Rights - Withdrawals;
                                               Right to Cancel

 12   Taxes..................................  Tax Status

 13   Legal Proceedings......................  Miscellaneous - Legal Proceedings

 14   Table of Contents of the
      Statement of Additional
      Information............................  Statement of Additional
                                               Information - Table of Contents

FORM N-4                 PART B
ITEM NO.   (STATEMENT OF ADDITIONAL INFORMATION)       LOCATION

 15   Cover Page.............................  Cover page

 16   Table of Contents......................  Table of Contents

 17   General Information and History........  General Information and History

 18   Services...............................  General Information and History;
                                               Independent Auditors

 19   Purchase of Securities
      Being Offered..........................  Offering and Purchase of
                                               Contracts

 20   Underwriters...........................  Offering and Purchase of
                                               Contracts

 21   Calculation of Performance Data........  Performance Data; Average
                                               Annual Total Return Quotations

 22   Annuity Payments.......................  Annuity Payments

 23   Financial Statements...................  Financial Statements

                          Part C (Other Information)

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                  PROSPECTUS
================================================================================


The Contracts offered in connection with this Prospectus are the "Aetna Marathon Plus" group and individual deferred variable annuity contracts ("Contracts") issued by Aetna Insurance Company of America (the "Company"). The Contracts are available as (1) nonqualified deferred annuity contracts; (2) Individual Retirement Annuities ("IRA") under Section 408(b) of the Internal Revenue Code (may be subject to approval by state regulatory agencies); or (3) qualified contracts issued in connection with certain employer sponsored retirement plans (may be subject to approval by the Company and state regulatory agencies). Currently, the IRA is not available as a "SIMPLE IRA" as defined in Section 408(p) of the Internal Revenue Code. In most states, group Contracts are offered to certain broker-dealers or banks which have agreed to act as Distributors of the Contracts. Individuals who have established accounts with those broker-dealers or banks are eligible to participate in the Contract. Individual Contracts are offered only in those states where the group Contracts are not authorized for sale (See "Purchase.")



The securities offered in this Prospectus are distributed through Aetna Life Insurance and Annuity Company, an affiliate of the Company as the Underwriter and by registered broker-dealers or banks selected by it as Distributors. (See "Purchase.")



The Contracts provide that Purchase Payments may be allocated to the AICA Guaranteed Account (the "Guaranteed Account"), a credited interest option, or to one or more of the Subaccounts of Variable Annuity Account I, a separate account of the Company. The Subaccounts invest directly in shares of the following
Funds:

[bullet] Aetna Variable Fund
[bullet] Aetna Income Shares
[bullet] Aetna Variable Encore Fund
[bullet] Aetna Investment Advisers Fund, Inc.
[bullet] Aetna Ascent Variable Portfolio
[bullet] Aetna Crossroads Variable Portfolio
[bullet] Aetna Legacy Variable Portfolio
[bullet] Aetna Variable Capital Appreciation Portfolio
[bullet] Aetna Variable Growth Portfolio
[bullet] Aetna Variable Index Plus Portfolio
[bullet] Aetna Variable Small Company Portfolio
[bullet] Alger American Balanced Portfolio
[bullet] Alger American Growth Portfolio
[bullet] Alger American Income and Growth Portfolio
[bullet] Alger American Leveraged AllCap Portfolio
[bullet] Alger American MidCap Growth Portfolio
[bullet] Alger American Small Capitalization Portfolio
[bullet] American Century VP Balanced (formerly "TCI Balanced")
[bullet] American Century VP Capital Appreciation (formerly "TCI Growth") [bullet] American Century VP International (formerly "TCI International") [bullet] Federated American Leaders Fund II
[bullet] Federated Fund for U.S. Government Securities II
[bullet] Federated High Income Bond Fund II
[bullet] Federated Utility Fund II
[bullet] Fidelity VIP Equity-Income Portfolio
[bullet] Fidelity VIP Growth Portfolio
[bullet] Fidelity VIP High Income Portfolio
[bullet] Fidelity VIP Overseas Portfolio
[bullet] Fidelity VIP II Asset Manager Portfolio
[bullet] Fidelity VIP II Contrafund Portfolio
[bullet] Fidelity VIP II Index 500 Portfolio
[bullet] Fidelity VIP II Investment Grade Bond Portfolio
[bullet] Janus Aspen Aggressive Growth Portfolio
[bullet] Janus Aspen Balanced Portfolio
[bullet] Janus Aspen Flexible Income Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Short-Term Bond Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Lexington Emerging Markets Fund, Inc.
[bullet] Lexington Natural Resources Trust
[bullet] MFS Emerging Growth Series
[bullet] MFS Research Series
[bullet] MFS Total Return Series
[bullet] MFS Value Series
[bullet] MFS World Government Series
[bullet] Oppenheimer Capital Appreciation Fund
[bullet] Oppenheimer Global Securities Fund
[bullet] Oppenheimer Growth & Income Fund
[bullet] Oppenheimer Strategic Bond Fund


Except as specifically mentioned, this Prospectus describes only investments through the Separate Account. The Guaranteed Account is described in the Appendix to this Prospectus, as well as in the Guaranteed Account's prospectus. The availability of the Funds and the Guaranteed Account is subject to applicable regulatory authorization; not all options may be available in all jurisdictions or under all Contracts. (See "Investment Options.")


This Prospectus provides investors with the information about the Separate Account that they should know before investing in the Contracts. Additional information about the Separate Account is contained in a Statement of Additional Information ("SAI") which is available at no charge. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is printed on page 24 of this Prospectus. An SAI for this Prospectus and for any Fund Prospectus may be obtained by indicating the request on your Application or by calling the number listed under the "Inquiries" section of the Prospectus Summary.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AND THE AICA GUARANTEED ACCOUNT. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT "http://www.sec.gov."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION ARE DATED MAY 1,
                                     1997.

                               TABLE OF CONTENTS

================================================================================


DEFINITIONS   ................................. DEFINITIONS - 1
PROSPECTUS SUMMARY  ...........................     SUMMARY - 1
FEE TABLE  ....................................   FEE TABLE - 1
CONDENSED FINANCIAL INFORMATION    ............ AUV HISTORY - 1
THE COMPANY  .............................................    1
VARIABLE ANNUITY ACCOUNT I  ..............................    1
INVESTMENT OPTIONS    ....................................    1
  The Funds  .............................................    1
  Credited Interest Option  ..............................    6
PURCHASE  ................................................    6
  Contract Availability  .................................    6
  Purchasing Interests in the Contract  ..................    6
  Purchase Payments   ....................................    7
  Contract Rights  .......................................    7
  Designations of Beneficiary and Annuitant   ............    7
  Right to Cancel  .......................................    8
CHARGES AND DEDUCTIONS   .................................    8
  Daily Deductions from the Separate Account  ............    8
    Mortality and Expense Risk Charge   ..................    8
    Administrative Charge   ..............................    8
  Maintenance Fee  .......................................    8
  Deferred Sales Charge  .................................    8
  Fund Expenses    .......................................    9
  Premium and Other Taxes   ..............................    9
CONTRACT VALUATION    ....................................   10
  Account Value    .......................................   10
  Accumulation Units  ....................................   10
  Net Investment Factor  .................................   10
TRANSFERS    .............................................   10
  Dollar Cost Averaging Program   ........................   10
  Account Rebalancing Program  ...........................   11
WITHDRAWALS  .............................................   11
ADDITIONAL WITHDRAWAL OPTIONS  ...........................   12
DEATH BENEFIT DURING ACCUMULATION PERIOD   ...............   12
  Death Benefit Amount   .................................   12
  Death Benefit Payment Options   ........................   13
ANNUITY PERIOD  ..........................................   14
  Annuity Period Elections  ..............................   14
  Partial Annuitization  .................................   14
  Annuity Options  .......................................   14
  Annuity Payments    ....................................   15
  Charges Deducted During the Annuity Period  ............   15
  Death Benefit Payable During the Annuity Period   ......   15

TAX STATUS  ...............................................  16
  Introduction    .........................................  16
  Taxation of the Company  ................................  16
  Tax Status of the Contract  .............................  16
  Taxation of Annuity Contracts  ..........................  18
  Contracts Used with Certain Retirement Plans  ...........  20
MISCELLANEOUS  ............................................  21
  Distribution    .........................................  21
  Delay or Suspension of Payments   .......................  22
  Performance Reporting    ................................  22
  Voting Rights   .........................................  23
  Modification of the Contract   ..........................  23
  Transfers of Ownership; Assignment   ....................  23
  Involuntary Terminations    .............................  23
  Legal Matters and Proceedings  ..........................  23
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION   .....  24
APPENDIX--AICA GUARANTEED ACCOUNT   .......................  25

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY PERSON TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS EXCEPT AS OTHERWISE CONTAINED HEREIN.

                                  DEFINITIONS
================================================================================

The following terms are defined as they are used in this Prospectus:

Account: A record that identifies contract values accumulated on each Certificate Holder's behalf during the Accumulation Period.

Account Value: The total dollar value of amounts held in an Account as of each Valuation Date during the Accumulation Period.

Account Year: A period of twelve months measured from the date on which an Account is established (the effective date) or from an anniversary of such effective date.

Accumulation Period: The period during which Purchase Payment(s) credited to an Account are invested to fund future annuity payments.

Accumulation Unit: A measure of the value of each Subaccount before annuity payments begin.

Adjusted Account Value: The Account Value, plus or minus the aggregate market value adjustment for amounts allocated to the Guaranteed Account.

Annuitant: The person on whose life or life expectancy the annuity payments are based.

Annuity: A series of payments for life, a definite period or a combination of the two.

Annuity Date: The date on which annuity payments begin.

Annuity Period: The period during which annuity payments are made.

Annuity Unit: A measure of the value of each Subaccount selected during the Annuity Period.

Application: The form or collection of information required by the Company to purchase an interest in a group contract or an individual contract.


Beneficiary(ies): The person or persons who are entitled to receive any death benefit proceeds. Under Nonqualified Contracts, Individual Retirement Annuities and Section 403(b) Contracts, Beneficiary refers to the beneficiary named under the Contract. Under Qualified Contracts sold in conjunction with 401(a) or 457 Plans, Beneficiary refers to the beneficiary under the plan.

Certificate: The document issued to a Certificate Holder for an Account established under a group contract.


Certificate Holder (You): A person or entity who purchases an individual Contract or acquires an interest under a group Contract.


Company (We, Us): Aetna Insurance Company of America.

Contract: The group and individual deferred, variable annuity contracts offered by this Prospectus.

Distributor(s): The registered broker-dealer(s), or banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, which have entered into selling agreements with the Company to offer and sell the Contracts. The Company may also serve as a Distributor.

Fund(s): An open-end registered management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Contract.

Group Contract Holder: The entity to which a group Contract is issued.

Home Office: The Company's principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.


Individual Contract Holder: A person or entity who has purchased an individual variable annuity contract (also referred to as a "Certificate Holder").



--------------------------------------------------------------------------------
                                DEFINITIONS - 1

Individual Retirement Annuity: An individual or group variable deferred annuity intended to qualify under Code Section 408(b).

Nonqualified Contract: A contract established to supplement an individual's retirement income, or to provide an alternative investment option under an Individual Retirement Account qualified under Code Section 408(a).

Purchase Payment(s): The gross payment(s) made to the Company under an Account.

Qualified Contracts: Contracts available for use with plans entitled to special federal income tax treatment under Code Sections 401(a), 403(b), 408(b) or 457.

Registered Representative: The individual who is registered with a broker-dealer acting as Distributor to offer and sell securities, or who is an employee of a bank acting as Distributor that is exempt from broker-dealer registration under the Securities Exchange Act of 1934. Registered Representatives must also be licensed as insurance agents to sell variable annuity contracts.

Separate Account: Variable Annuity Account I, a separate account established for the purpose of funding variable annuity contracts issued by the Company.

Subaccount(s): The portion of the assets of the Separate Account that is allocated to a particular Fund. Each Subaccount invests in the shares of only one corresponding Fund.

Surrender Value: The amount payable upon the withdrawal of all or any portion of an Account Value.

Underwriter: The registered broker-dealer which contracts with other registered broker-dealers, or with banks exempt from broker-dealer registration, to offer and sell the Contracts. Aetna Life Insurance and Annuity Company will serve as Underwriter.


Valuation Date: The date and time at which the Accumulation Unit Value and Annuity Unit Value of a Subaccount is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.



--------------------------------------------------------------------------------
                                DEFINITIONS - 2

                              PROSPECTUS SUMMARY
================================================================================

CONTRACTS OFFERED


     The Contracts offered in connection with this Prospectus are group and individual deferred variable annuity contracts issued by Aetna Insurance Company of America (the "Company"). The purpose of the Contract is to accumulate values and to provide benefits upon retirement. The Contracts are currently available for (1) individual nonqualified purchases (we reserve the right to limit the ownership of nonqualified contracts to natural persons); (2) Individual Retirement Annuities ("IRAs"), other than "SIMPLE IRAs" as defined in Section 408(p) of the Internal Revenue Code (may be subject to approval by state regulatory agencies); and (3) purchases made in conjunction with employer sponsored retirement plans under Sections 401(a), 403(b) or 457 of the Code (may be subject to approval by the Company and by state regulatory agencies).

     In most states, group Contracts are offered to certain broker-dealers or banks which have agreed to act as Distributors of the Contracts. Individuals who have established accounts with those broker-dealers or banks are eligible to participate in the Contract. Individual Contracts are offered in those states where the group Contracts are not authorized for sale. Joint Certificate Holders are allowed only on Nonqualified Contracts. A joint Certificate Holder must be the spouse of the other joint Certificate Holder. In Pennsylvania, the joint Certificate Holders do not need to be spouses. References to "Certificate Holders" in this Prospectus mean both of the Certificate Holders on joint Accounts.

CONTRACT PURCHASE

     You may purchase an interest in the Contract by completing an Application and submitting it to the Company. Purchase Payments can be applied to the Contract either through a lump-sum payment or through ongoing contributions. (See "Purchase.")


FREE LOOK PERIOD

     You may cancel the Contract or Certificate within 10 days after you receive it (or longer if required by state law) by returning it to the Company along with a written notice of cancellation. Unless state law requires otherwise, the amount you will receive upon cancellation will reflect the investment performance of the Subaccounts into which your Purchase Payments were deposited. In some cases this may be more or less than the amount of your Purchase Payments. Under a Contract issued as an Individual Retirement Annuity, you will receive a refund of your Purchase Payment. (See "Purchase--
Right to Cancel.")

INVESTMENT OPTIONS


     The Company has established Variable Annuity Account I, a registered unit investment trust, for the purpose of funding the variable portion of the Contracts. The Separate Account is divided into Subaccounts which invest directly in shares of the Funds described herein. The Contract allows investment in the Subaccounts, as well as in the Guaranteed Account described below subject to the limitations described in "Investment Options," see page 1. For a complete list of the Funds available under the Contracts, and a description of the investment objectives of each of the Funds and their investment advisers, see "Investment Options--The Funds" in this Prospectus, as well as the prospectuses for each of the Funds.

     The Guaranteed Account is the credited interest option available under the Contract which allows you to earn a fixed rate of interest, if held for the guaranteed term. (See the Appendix to this Prospectus and the prospectus for the Guaranteed Account.)


CHARGES AND DEDUCTIONS


     Certain charges are associated with these Contracts. These charges include daily deductions from the Separate Account (the mortality and expense risk charge and an administrative charge), as well as any applicable maintenance fee, transfer fees and premium and other taxes. The Funds also incur certain fees and expenses which are deducted directly from the Funds. A deferred sales charge may apply upon a full or partial withdrawal of the Account Value. (See the Fee Table and "Charges and Deductions.")



--------------------------------------------------------------------------------
                                  SUMMARY - 1

TRANSFERS


     Prior to the Annuity Date, and subject to certain limitations, you can transfer Account Values among the Subaccounts and the Guaranteed Account. During the Annuity Period, if you have elected variable payments you can make transfers among the Subaccounts available during the Annuity Period. Currently, during the Accumulation Period, transfers are without charge. However, the Company reserves the right to charge up to $10 for each additional transfer if more than 12 transfers are made in a calendar year. Transfers can be requested in writing or by telephone in accordance with the Company's transfer procedures. During the Annuity Period, you can currently make up to four transfers each calendar year. There is no charge for these transfers. (Transfers from the Guaranteed Account may be restricted and subject to a market value adjustment. See the Appendix.)

     The Company also offers a Dollar Cost Averaging Program and an Account Rebalancing Program. The Dollar Cost Averaging Program permits the automatic transfer of amounts from any of the Subaccounts and an available Guaranteed Account term to any of the other Subaccounts on a monthly or quarterly basis. The Account Rebalancing Program allows you to request that each year, or at other more frequent intervals as We allow, We automatically reallocate your Account value to specified percentages among the Subaccounts in which you invest. (See "Transfers.")


WITHDRAWALS

     All or a part of the Account Value may be withdrawn prior to the Annuity Date by properly completing a disbursement form and sending it to the Company. Certain charges may be assessed upon withdrawal. Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment. (See the Appendix.) The taxable portion of the withdrawal may also be subject to income tax and a federal tax penalty. (See "Withdrawals.")


     The Contract also offers certain Additional Withdrawal Options during the Accumulation Period subject to certain criteria. Some Additional Withdrawal Options are not available in all states and may not be suitable in every situation. (See "Additional Withdrawal Options.")


GUARANTEED DEATH BENEFIT

     These Contracts contain a guaranteed death benefit feature. Upon the death of the Annuitant, the Account Value may be increased under certain circumstances. (See "Death Benefit During Accumulation Period.")

     After Annuity Payments have commenced, a death benefit may be payable to the Beneficiary depending upon the terms of the Contract and the Annuity Option selected. (See "Death Benefit Payable During the Annuity Period.")

THE ANNUITY PERIOD

     On the Annuity Date, you may elect to begin receiving Annuity Payments. Annuity Payments can be made on either a fixed, variable or combination fixed and variable basis. If a variable payout is selected, the payments will continue to vary with the investment performance of the Subaccount(s) selected. The Company reserves the right to limit the number of Subaccounts that may be available during the Annuity Period. (See "Annuity Period.")

TAXES

     Earnings are not generally taxed until you or your Beneficiary(ies) actually receive a distribution from the Contract. A 10% federal tax penalty may be imposed on certain withdrawals. (See "Tax Status.")

INQUIRIES

     Questions, inquiries or requests for additional information can be directed to your agent or local representative, or you may contact the Company as follows:


   [bullet] Write to:                 Aetna Insurance Company of America
                                      151 Farmington Avenue
                                      Hartford, Connecticut 06156-5996
                                      Attention: Customer Service

   [bullet] Call Customer Service:    1-800-531-4547 (for automated transfers or
                                      changes in the allocation of Account
                                      Values, call: 1-800-262-3862)


--------------------------------------------------------------------------------
                                  SUMMARY - 2

                                   FEE TABLE
================================================================================

This Fee Table describes the various charges and expenses associated with the Contract. No sales charge is paid upon purchase of the Contract. All costs that are borne directly or indirectly under the Subaccounts and Funds are shown below. Some expenses may vary as explained under "Charges and Deductions." The charges and expenses shown below do not include premium taxes that may be applicable. For more information regarding expenses paid out of assets of a particular Fund, see the Fund's prospectus.


CONTRACT HOLDER TRANSACTION EXPENSES

     Deferred Sales Charge for withdrawals under each Contract (as a percentage of each Purchase Payment withdrawn):


                 Years from Receipt of         Deferred Sales
                 Purchase Payment             Charge Deduction
                ---------------------------- ------------------
                 Less than 2                         7%
                 2 or more but less than 4           6%
                 4 or more but less than 5           5%
                 5 or more but less than 6           4%
                 6 or more but less than 7           3%
                 7 or more                           0%


 Annual Maintenance Fee (1)   .......................   $30.00
    Transfer Charge (2) .............................   $ 0.00

SEPARATE ACCOUNT ANNUAL EXPENSES.

(Daily deductions, equal to the percentage shown on an annual basis, made from amounts allocated to the variable options under each Contract)

DURING THE ACCUMULATION PERIOD:

 Mortality and Expense Risk Charge  .................     1.25%
 Administrative Charge  .............................     0.15%
                                                        ------
  Total Subaccount Annual Expenses  .................     1.40%
                                                        ======
DURING THE ANNUITY PERIOD:

 Mortality and Expense Risk Charge  .................     1.25%
 Administrative Charge  .............................     0.00%(3)
                                                        ------
     Total Subaccount Annual Expenses  ..............     1.25%
                                                        ======

(1) The maintenance fee, if applicable, will generally be deducted from each Account annually and if the full Account Value is withdrawn. The maintenance fee is waived when the Account Value is $50,000 or more on the date the maintenance fee is due. The amount shown is the maximum maintenance fee that can be deducted under the Contract.

(2) During the Accumulation Period we currently allow an unlimited number of transfers without charge. However, we reserve the right to impose a fee of $10 for each transfer in excess of 12 per year.

(3) We currently do not impose an Administrative Charge during the Annuity Period. However, we reserve the right to deduct a daily charge of not more than 0.25% per year from the Subaccounts.



--------------------------------------------------------------------------------
                                 FEE TABLE - 1

ANNUAL EXPENSES OF THE FUNDS


The following table illustrates the advisory fees and other expenses applicable to the Funds. Except as noted, the following figures are a percentage of average net assets and, except where otherwise indicated, are based on figures for the year ended December 31, 1996. A Fund's "Other Expenses" include operating costs of the Fund. These expenses are reflected in the Fund's net asset value and are not deducted from the Account Value.

                                                                          Investment
                                                                        Advisory Fees(1)      Other Expenses
                                                                        (after expense        (after expense      Total Annual
                                                                        reimbursement)        reimbursement)      Fund Expenses
                                                                        ------------------   -----------------   ---------------
Aetna Variable Fund(2)                                                          0.50%               0.06%               0.56%
Aetna Income Shares(2)                                                          0.40%               0.08%               0.48%
Aetna Variable Encore Fund(2)                                                   0.25%               0.10%               0.35%
Aetna Investment Advisers Fund, Inc.(2)                                         0.50%               0.08%               0.58%
Aetna Ascent Variable Portfolio(2)                                              0.60%               0.15%               0.75%
Aetna Crossroads Variable Portfolio(2)                                          0.60%               0.15%               0.75%
Aetna Legacy Variable Portfolio(2)                                              0.60%               0.15%               0.75%
Aetna Variable Capital Appreciation Portfolio(2)                                0.60%               0.15%               0.75%
Aetna Variable Growth Portfolio(2)                                              0.60%               0.15%               0.75%
Aetna Variable Index Plus Portfolio(2)                                          0.35%               0.15%               0.50%
Aetna Variable Small Company Portfolio(2)                                       0.75%               0.15%               0.90%
Alger American Balanced Portfolio                                               0.75%               0.39%               1.14%
Alger American Growth Portfolio                                                 0.75%               0.04%               0.79%
Alger American Income and Growth Portfolio                                      0.63%               0.18%               0.81%
Alger American Leveraged AllCap Portfolio(3)                                    0.85%               0.24%               1.09%
Alger American MidCap Growth Portfolio                                          0.80%               0.04%               0.84%
Alger American Small Capitalization Portfolio                                   0.85%               0.03%               0.88%
American Century VP Balanced (formerly "TCI Balanced")(4)                       1.00%               0.00%               1.00%
American Century VP Capital Appreciation (formerly "TCI Growth")(4)             1.00%               0.00%               1.00%
American Century VP International (formerly "TCI International")(4)             1.50%               0.00%               1.50%
Federated American Leaders Fund II(5)                                           0.53%               0.32%               0.85%
Federated Fund for U.S. Government Securities II(5)                             0.00%               0.80%               0.80%
Federated High Income Bond Fund II(5)                                           0.00%               0.80%               0.80%
Federated Utility Fund II(5)                                                    0.24%               0.61%               0.85%
Fidelity VIP Equity-Income Portfolio(6)                                         0.51%               0.07%               0.58%
Fidelity VIP Growth Portfolio(6)                                                0.61%               0.08%               0.69%
Fidelity VIP High Income Portfolio                                              0.59%               0.12%               0.71%
Fidelity VIP Overseas Portfolio(6)                                              0.76%               0.17%               0.93%
Fidelity VIP II Asset Manager Portfolio(6)                                      0.64%               0.10%               0.74%
Fidelity VIP II Contrafund Portfolio(6)                                         0.61%               0.13%               0.74%
Fidelity VIP II Index 500 Portfolio(7)                                          0.13%               0.15%               0.28%
Fidelity VIP II Investment Grade Bond Portfolio                                 0.45%               0.13%               0.58%
Janus Aspen Aggressive Growth Portfolio(8)                                      0.72%               0.04%               0.76%
Janus Aspen Balanced Portfolio(8)                                               0.79%               0.15%               0.94%
Janus Aspen Flexible Income Portfolio(8)                                        0.65%               0.19%               0.84%
Janus Aspen Growth Portfolio(8)                                                 0.65%               0.04%               0.69%
Janus Aspen Short-Term Bond Portfolio(8)                                        0.47%               0.19%               0.66%
Janus Aspen Worldwide Growth Portfolio(8)                                       0.66%               0.14%               0.80%
Lexington Emerging Markets Fund, Inc.(9)                                        0.85%               1.38%               2.23%
Lexington Natural Resources Trust                                               1.00%               0.42%               1.42%
MFS Emerging Growth Series(10)                                                  0.75%               0.25%               1.00%
MFS Research Series(10)                                                         0.75%               0.25%               1.00%
MFS Total Return Series(10)                                                     0.75%               0.25%               1.00%
MFS Value Series(10)                                                            0.75%               0.25%               1.00%
MFS World Governments Series(10)                                                0.75%               0.25%               1.00%
Oppenheimer Capital Appreciation Fund                                           0.72%               0.03%               0.75%
Oppenheimer Global Securities Fund                                              0.73%               0.08%               0.81%
Oppenheimer Growth & Income Fund                                                0.75%               0.25%               1.00%
Oppenheimer Strategic Bond Fund                                                 0.75%               0.10%               0.85%


--------------------------------------------------------------------------------
                                 FEE TABLE - 2

(1) Certain of the unaffiliated Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) The Company provides administrative services to the Fund and assumes the Fund's ordinary recurring direct costs under an Administrative Services Agreement. The new Administrative Services Agreement became effective on May 1, 1996 for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio, and Aetna Legacy Variable Portfolio. Therefore, for these Funds the "Other Expenses" shown are not based on actual figures for the year ended December 31, 1996, but reflect the fee payable under that Agreement. The Administrative Services Agreement was in effect for Aetna Variable Capital Appreciation Portfolio, Aetna Variable Growth Portfolio, Aetna Variable Index Plus Portfolio and Aetna Variable Small Company Portfolio since their inception.

     Effective August 1, 1996, Investment Advisory Fees were increased for Aetna Variable Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio, and Aetna Legacy Variable Portfolio. The Advisory Fees shown above are not based on actual figures for the year ended December 31, 1996, but reflect the increased Investment Advisory Fees.

(3) Included in "Other Expenses" of the Alger American Leveraged AllCap Portfolio is 0.03% of interest expense.

(4) The Portfolio's investment adviser pays all expenses of the Portfolio except brokerage commissions, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. These expenses have historically represented a very small percentage (less than 0.01%) of total net assets in a fiscal year.

(5) The management fee for each of the Funds has been reduced to reflect a voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee for each of the Funds is as follows: 0.60%--High Income Bond Fund II and the Fund for U.S. Government Securities II; 0.75%--American Leaders Fund II and Utility Fund II. The total operating expenses of each of the Funds, absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses, would have been: 1.07% for the American Leaders Fund II; 1.81% for the Fund for U.S. Government Securities II; 1.39% for the High Income Bond Fund II; and 1.36% for the Utility Fund II.

(6) A portion of the brokerage commissions that certain funds pay was used to reduce expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses would have been 0.56% for Equity-Income Portfolio, 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, 0.73% for Asset Manager Portfolio; and 0.71% for Contrafund Portfolio.

(7) The Fund's investment adviser agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43%, respectively, for Index 500 Portfolio.

(8) The fees and expenses shown above are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1996. The information for each Portfolio other than the Flexible Income Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Annual Expenses would have been 0.79%, 0.04% and 0.83% for Aggressive Growth Portfolio; 0.92%, 0.15% and 1.07% for Balanced Portfolio; 0.79%, 0.04% and 0.83% for Growth Portfolio; 0.65%, 0.19% and 0.84% for Short-Term Bond Portfolio; and 0.77%, 0.14% and 0.91% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Portfolio's Board of Trustees.

(9) The Fund's investment adviser has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses, but including management fees and operating expenses) to an annual rate of 1.75% of the Fund's average net assets from May 1, 1996 through April 30, 1997. For the period ending December 31, 1996, the Total Fund Annual Expenses, after reimbursement, was 1.64%. Effective May 1, 1997, an expense limitation is no longer in effect. The Advisory Fees, Other Expenses and Total Fund Annual Expenses shown above reflect the actual expenses of the Fund before reimbursement, as if such arrangement had not been in effect at any time during 1996. The example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

(10) The adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the MFS Emerging Growth Series, MFS Research Series, MFS Total Return Series, MFS World Governments Series and MFS Value Series would be 0.41%, 0.73%, 1.35%, 1.28% and 3.08%, respectively, and "Total Fund Annual Expenses" would be 1.16%, 1.48%, 2.10%, 2.03% and 3.83%, respectively, for these Series. Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."



--------------------------------------------------------------------------------
                                 FEE TABLE - 3

HYPOTHETICAL ILLUSTRATION (EXAMPLE)

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.


The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Contract and a 5% return on assets. For the purposes of these Examples, the maximum maintenance fee of $30.00 that can be deducted under the Contract has been converted to a percentage of assets equal to 0.00%.

                                                                    EXAMPLE A
                                                   -----------------------------------------
                                                   If you withdraw the entire Account
                                                   Value at the end of the periods shown,
                                                   you would pay the following expenses,
                                                   including any applicable deferred sales
                                                   charge:
                                                   1 year     3 years    5 years    10 years
                                                   --------- ---------- ---------- ---------
Aetna Variable Fund                                   $92     $115       $141       $229
Aetna Income Shares                                   $91     $113       $137       $220
Aetna Variable Encore Fund                            $90     $108       $130       $206
Aetna Investment Advisers Fund Inc.                   $92     $116       $142       $231
Aetna Ascent Variable Portfolio                       $94     $121       $151       $248
Aetna Crossroads Variable Portfolio                   $94     $121       $151       $248
Aetna Legacy Variable Portfolio                       $94     $121       $151       $248
Aetna Variable Capital Appreciation Portfolio         $94     $121       $151       $248
Aetna Variable Growth Portfolio                       $94     $121       $151       $248
Aetna Variable Index Plus Portfolio                   $91     $113       $138       $222
Aetna Variable Small Company Portfolio                $94     $125       $158       $264
Alger American Balanced Portfolio                     $97     $133       $171       $288
Alger American Growth Portfolio                       $94     $122       $153       $252
Alger American Income and Growth Portfolio            $94     $123       $154       $254
Alger American Leveraged AllCap Portfolio             $97     $131       $168       $283
Alger American MidCap Growth Portfolio                $95     $124       $155       $257
Alger American Small Capitalization Portfolio         $95     $125       $157       $262
American Century VP Balanced
 (formerly "TCI Balanced")                            $96     $129       $164       $276
American Century VP Capital Appreciation
 (formerly "TCI Growth")                              $96     $129       $164       $276
American Century VP International
 (formerly "TCI International")                       $101    $144       $189       $324
Federated American Leaders Fund II                    $95     $124       $156       $258
Federated Fund for U.S. Government Securities II      $94     $122       $153       $253
Federated High Income Bond Fund II                    $94     $122       $153       $253
Federated Utility Fund II                             $95     $124       $156       $258
Fidelity VIP Equity-Income Portfolio                  $92     $116       $142       $231
Fidelity VIP Growth Portfolio                         $93     $119       $148       $242
Fidelity VIP High Income Portfolio                    $93     $120       $149       $244
Fidelity VIP Overseas Portfolio                       $95     $126       $160       $267
Fidelity VIP II Asset Manager Portfolio               $94     $120       $150       $247
Fidelity VIP II Contrafund Portfolio                  $94     $120       $150       $247
Fidelity VIP II Index 500 Portfolio                   $89     $106       $127       $199
Fidelity VIP II Investment Grade Bond Portfolio       $92     $116       $142       $231
Janus Aspen Aggressive Growth Portfolio               $94     $121       $151       $249
Janus Aspen Balanced Portfolio                        $96     $127       $160       $268
Janus Aspen Flexible Income Portfolio                 $95     $124       $155       $257
Janus Aspen Growth Portfolio                          $93     $119       $148       $242
Janus Aspen Short-Term Bond Portfolio                 $93     $118       $146       $239
Janus Aspen Worldwide Growth Portfolio                $94     $122       $153       $253
Lexington Emerging Markets Fund, Inc.                 $108    $165       $224       $389



                                                                    EXAMPLE B
                                                   -----------------------------------------
                                                    If you do not withdraw the Account
                                                    Value, or if you annuitize at the end of
                                                    the periods shown, you would pay the
                                                    following expenses (no deferred sales
                                                    charge is reflected):*
                                                    1 year   3 years    5 years     10 years
                                                   --------- ---------- ---------- ---------
Aetna Variable Fund                                 $20         $62        $106     $229
Aetna Income Shares                                 $19         $59        $102     $220
Aetna Variable Encore Fund                          $18         $55        $ 95     $206
Aetna Investment Advisers Fund Inc.                 $20         $62        $107     $231
Aetna Ascent Variable Portfolio                     $22         $67        $115     $248
Aetna Crossroads Variable Portfolio                 $22         $67        $115     $248
Aetna Legacy Variable Portfolio                     $22         $67        $115     $248
Aetna Variable Capital Appreciation Portfolio       $22         $67        $115     $248
Aetna Variable Growth Portfolio                     $22         $67        $115     $248
Aetna Variable Index Plus Portfolio                 $19         $60        $103     $222
Aetna Variable Small Company Portfolio              $23         $72        $123     $264
Alger American Balanced Portfolio                   $26         $79        $135     $288
Alger American Growth Portfolio                     $22         $69        $117     $252
Alger American Income and Growth Portfolio          $22         $69        $118     $254
Alger American Leveraged AllCap Portfolio           $25         $78        $133     $283
Alger American MidCap Growth Portfolio              $23         $70        $120     $257
Alger American Small Capitalization Portfolio       $23         $71        $122     $262
American Century VP Balanced
 (formerly "TCI Balanced")                          $25         $75        $129     $276
American Century VP Capital Appreciation
 (formerly "TCI Growth")                            $25         $75        $129     $276
American Century VP International
 (formerly "TCI International")                     $30         $90        $154     $324
Federated American Leaders Fund II                  $23         $70        $120     $258
Federated Fund for U.S. Government Securities II    $22         $69        $118     $253
Federated High Income Bond Fund II                  $22         $69        $118     $253
Federated Utility Fund II                           $23         $70        $120     $258
Fidelity VIP Equity-Income Portfolio                $20         $62        $107     $231
Fidelity VIP Growth Portfolio                       $21         $65        $112     $242
Fidelity VIP High Income Portfolio                  $21         $66        $113     $244
Fidelity VIP Overseas Portfolio                     $24         $73        $125     $267
Fidelity VIP II Asset Manager Portfolio             $22         $67        $115     $247
Fidelity VIP II Contrafund Portfolio                $22         $67        $115     $247
Fidelity VIP II Index 500 Portfolio                 $17         $53        $ 91     $199
Fidelity VIP II Investment Grade Bond Portfolio     $20         $62        $107     $231
Janus Aspen Aggressive Growth Portfolio             $22         $68        $116     $249
Janus Aspen Balanced Portfolio                      $24         $73        $125     $268
Janus Aspen Flexible Income Portfolio               $23         $70        $120     $257
Janus Aspen Growth Portfolio                        $21         $65        $112     $242
Janus Aspen Short-Term Bond Portfolio               $21         $65        $111     $239
Janus Aspen Worldwide Growth Portfolio              $22         $69        $118     $253
Lexington Emerging Markets Fund, Inc.               $37         $111       $188     $389



--------------------------------------------------------------------------------
                                 FEE TABLE - 4

                                                          EXAMPLE A                                    EXAMPLE B
                                        --------------------------------------------- -------------------------------------------
                                        If you withdraw the entire Account             If you do not withdraw the Account
                                        Value at the end of the periods shown,         Value, or if you annuitize at the end of
                                        you would pay the following expenses,          the periods shown, you would pay the
                                        including any applicable deferred sales        following expenses (no deferred sales
                                        charge:                                        charge is reflected):*
                                        1 year     3 years    5 years    10 years      1 year    3 years    5 years    10 years
                                        --------- ---------- ---------- -----------   --------- ---------- ---------- ----------
Lexington Natural Resources Trust         $100     $141       $184       $315          $29       $87        $149       $315
MFS Emerging Growth Series                $ 96     $129       $164       $276          $25       $75        $129       $276
MFS Research Series                       $ 96     $129       $164       $276          $25       $75        $129       $276
MFS Total Return Series                   $ 96     $129       $164       $276          $25       $75        $129       $276
MFS Value Series                          $ 96     $129       $164       $276          $25       $75        $129       $276
MFS World Governments Series              $ 96     $129       $164       $276          $25       $75        $129       $276
Oppenheimer Capital Appreciation Fund     $ 94     $121       $151       $248          $22       $67        $115       $248
Oppenheimer Global Securities Fund        $ 94     $123       $154       $254          $22       $69        $118       $254
Oppenheimer Growth & Income Fund          $ 96     $128       $163       $274          $24       $75        $128       $274
Oppenheimer Strategic Bond Fund           $ 95     $124       $156       $258          $23       $70        $120       $258


------------------
* This Example would not apply if a nonlifetime variable annuity option is selected, and a lump sum settlement is requested within three years after annuity payments start, since the lump sum payment will be treated as a withdrawal during the Accumulation Period and will be subject to any deferred sales charge that would then apply. (Refer to Example A.)


--------------------------------------------------------------------------------
                                 FEE TABLE - 5

                        CONDENSED FINANCIAL INFORMATION
   (Selected data for accumulation units outstanding throughout each period)


================================================================================


The condensed financial information presented below for the two years ended December 31, 1996 is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of and for the year ended December 31, 1996 and the independent auditors' report thereon, are included in the Statement of Additional Information.

                                                                  1996              1995
                                                              ---------------   ----------------
AETNA VARIABLE FUND
Value at beginning of period                                       $  10.101
Value at end of period                                             $  12.769
Increase (decrease) in value of accumulation unit(1)                   26.41%(2)
Number of accumulation units outstanding at end of period            299,882
AETNA INCOME SHARES
Value at beginning of period                                       $  10.260
Value at end of period                                             $  10.489
Increase (decrease) in value of accumulation unit(1)                    2.23%(2)
Number of accumulation units outstanding at end of period             95,644
AETNA VARIABLE ENCORE FUND
Value at beginning of period                                       $  10.151
Value at end of period                                             $  10.481
Increase (decrease) in value of accumulation unit(1)                    3.25%(3)
Number of accumulation units outstanding at end of period            799,456
AETNA INVESTMENT ADVISERS FUND, INC.
Value at beginning of period                                       $  10.582
Value at end of period                                             $  11.781
Increase (decrease) in value of accumulation unit(1)                   11.33%(3)
Number of accumulation units outstanding at end of period             59,639
AETNA ASCENT VARIABLE PORTFOLIO
Value at beginning of period                                       $  11.003
Value at end of period                                             $  12.674
Increase (decrease) in value of accumulation unit(1)                   15.19%(4)
Number of accumulation units outstanding at end of period             91,927
AETNA CROSSROADS VARIABLE PORTFOLIO
Value at beginning of period                                       $  10.932
Value at end of period                                             $  12.123
Increase (decrease) in value of accumulation unit(1)                   10.89%(4)
Number of accumulation units outstanding at end of period              6,330
AETNA LEGACY VARIABLE PORTFOLIO
Value at beginning of period                                       $  10.601
Value at end of period                                             $  11.613
Increase (decrease) in value of accumulation unit(1)                    9.55%(5)
Number of accumulation units outstanding at end of period              8,642
AETNA VARIABLE INDEX PLUS PORTFOLIO
Value at beginning of period                                         $10.000(6)
Value at end of period                                             $  10.919
Increase (decrease) in value of accumulation units(1)                   9.19%(6)
Number of accumulation units outstanding at end of period              2,960
ALGER AMERICAN BALANCED PORTFOLIO
Value at beginning of period                                       $  10.393
Value at end of period                                             $  10.713
Increase (decrease) in value of accumulation unit(1)                    3.08%(7)
Number of accumulation units outstanding at end of period             47,401
ALGER AMERICAN GROWTH PORTFOLIO
Value at beginning of period                                       $   9.790        $   10.000(2)
Value at end of period                                             $  10.940        $    9.790
Increase (decrease) in value of accumulation unit(1)                   11.75%            (2.10)%
Number of accumulation units outstanding at end of period            590,911             3,750
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
Value at beginning of period                                       $  10.048
Value at end of period                                             $  11.333
Increase (decrease) in value of accumulation unit(1)                   12.79%(8)
Number of accumulation units outstanding at end of period             57,114



--------------------------------------------------------------------------------
                                AUV HISTORY - 1

================================================================================


                                                                      1996             1995
                                                                    ------------   ----------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Value at beginning of period                                           $  10.349
Value at end of period                                                 $  11.188
Increase (decrease) in value of accumulation unit(1)                        8.11%(7)
Number of accumulation units outstanding at end of period                179,879
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Value at beginning of period                                           $  10.283
Value at end of period                                                 $  10.667
Increase (decrease) in value of accumulation unit(1)                        3.73%(8)
Number of accumulation units outstanding at end of period                384,586
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
Value at beginning of period                                           $   9.541       $   10.000(2)
Value at end of period                                                 $   9.800       $    9.541
Increase (decrease) in value of accumulation unit(1)                        2.72%           (4.59)%
Number of accumulation units outstanding at end of period                714,816            3,750
AMERICAN CENTURY VP BALANCED (FORMERLY "TCI BALANCED")
Value at beginning of period                                           $  10.239
Value at end of period                                                 $  11.284
Increase (decrease) in value of accumulation unit(1)                       10.21%(5)
Number of accumulation units outstanding at end of period                 33,096
AMERICAN CENTURY VP CAPITAL APPRECIATION (FORMERLY "TCI GROWTH")
Value at beginning of period                                           $   9.592
Value at end of period                                                 $   9.183
Increase (decrease) in value of accumulation unit(1)                       (4.26)%(8)
Number of accumulation units outstanding at end of period                 50,110
AMERICAN CENTURY VP INTERNATIONAL (FORMERLY "TCI INTERNATIONAL")
Value at beginning of period                                           $  10.399
Value at end of period                                                 $  11.574
Increase (decrease) in value of accumulation unit(1)                       11.30%(8)
Number of accumulation units outstanding at end of period                 71,305
FEDERATED AMERICAN LEADERS FUND II
Value at beginning of period                                           $  11.378       $   10.000(2)
Value at end of period                                                 $  13.639       $   11.378
Increase (decrease) in value of accumulation unit(1)                       19.87%           13.78%
Number of accumulation units outstanding at end of period              4,255,333        1,444,344
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Value at beginning of period                                           $  10.521       $   10.000(4)
Value at end of period                                                 $  10.809       $   10.521
Increase (decrease) in value of accumulation unit(1)                        2.74%            5.21%
Number of accumulation units outstanding at end of period                227,252          150,860
FEDERATED HIGH INCOME BOND FUND II
Value at beginning of period                                           $  10.576       $   10.000(4)
Value at end of period                                                 $  11.920       $   10.576
Increase (decrease) in value of accumulation unit(1)                       12.71%            5.76%
Number of accumulation units outstanding at end of period                972,454          302,293
FEDERATED UTILITY FUND II
Value at beginning of period                                           $  11.238       $   10.000(5)
Value at end of period                                                 $  12.361       $   11.238
Increase (decrease) in value of accumulation unit(1)                        9.99%           12.38%
Number of accumulation units outstanding at end of period              1,078,803          451,294
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                                           $  10.301
Value at end of period                                                 $  11.855
Increase (decrease) in value of accumulation unit(1)                       15.09%(2)
Number of accumulation units outstanding at end of period              1,000,050
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                                           $   9.055
Value at end of period                                                 $  10.940
Increase (decrease) in value of accumulation unit(1)                       20.82(2)
Number of accumulation units outstanding at end of period                870,922



--------------------------------------------------------------------------------
                                AUV HISTORY - 2

================================================================================


                                                                1996            1995
                                                              -----------   ----------------
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                                    $  10.493
Value at end of period                                          $  11.410
Increase (decrease) in value of accumulation unit(1)                 8.74%(8)
Number of accumulation units outstanding at end of period         239,917
FIDELITY VIP OVERSEAS PORTFOLIO
Value at beginning of period                                    $  10.304
Value at end of period                                          $  11.447
Increase (decrease) in value of accumulation unit(1)                11.09%(8)
Number of accumulation units outstanding at end of period         115,487
FIDELITY VIP II ASSET MANAGER PORTFOLIO
Value at beginning of period                                    $  10.539
Value at end of period                                          $  11.674
Increase (decrease) in value of accumulation unit(1)                10.77%(7)
Number of accumulation units outstanding at end of period         104,229
FIDELITY VIP II CONTRAFUND PORTFOLIO
Value at beginning of period                                    $  10.273
Value at end of period                                          $  12.093
Increase (decrease) in value of accumulation unit(1)                17.72%(8)
Number of accumulation units outstanding at end of period         540,936
FIDELITY VIP II INDEX 500 PORTFOLIO
Value at beginning of period                                    $  10.828
Value at end of period                                          $  12.722
Increase (decrease) in value of accumulation unit(1)                17.49%(8)
Number of accumulation units outstanding at end of period         384,282
FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO
Value at beginning of period                                    $  10.021
Value at end of period                                             10.455
Increase (decrease) in value of accumulation unit(1)                 4.33%(8)
Number of accumulation units outstanding at end of period          42,912
JANUS ASPEN AGGRESSIVE GROWTH
Value at beginning of period                                    $  10.988
Value at end of period                                          $  11.376
Increase (decrease) in value of accumulation unit(1)                 3.53%(8)
Number of accumulation units outstanding at end of period         242,113
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                                    $  10.836
Value at end of period                                          $  12.038
Increase (decrease) in value of accumulation unit(1)                11.09%(8)
Number of accumulation units outstanding at end of period         165,079
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
Value at beginning of period                                    $  10.173
Value at end of period                                          $  11.136
Increase (decrease) in value of accumulation unit(1)                 9.47%(7)
Number of accumulation units outstanding at end of period          35,326
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                                    $  11.002
Value at end of period                                          $  12.171
Increase (decrease) in value of accumulation unit(1)                10.63%(8)
Number of accumulation units outstanding at end of period         255,831
JANUS ASPEN SHORT-TERM BOND PORTFOLIO
Value at beginning of period                                    $  10.096
Value at end of period                                          $  10.417
Increase (decrease) in value of accumulation unit(1)                 3.18%(8)
Number of accumulation units outstanding at end of period          30,148
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                                    $  10.536
Value at end of period                                          $  13.393
Increase (decrease) in value of accumulation unit(1)                27.12%(2)
Number of accumulation units outstanding at end of period       1,030,570



--------------------------------------------------------------------------------
                                AUV HISTORY - 3

================================================================================

                                                                  1996              1995
                                                              ---------------   ----------------
LEXINGTON EMERGING MARKETS FUND, INC.
Value at beginning of period                                       $   9.748        $   10.000(2)
Value at end of period                                             $  10.328        $    9.748
Increase (decrease) in value of accumulation unit(1)                    5.95%            (2.52)%
Number of accumulation units outstanding at end of period             74,157             2,550
LEXINGTON NATURAL RESOURCES TRUST
Value at beginning of period                                       $  11.444
Value at end of period                                             $  13.194
Increase (decrease) in value of accumulation unit(1)                   15.29%(7)
Number of accumulation units outstanding at end of period            100,792
MFS EMERGING GROWTH SERIES
Value at beginning of period                                         $10.000(9)
Value at end of period                                             $  10.074
Increase (decrease) in value of accumulation units(1)                   0.74%(9)
Number of accumulation units outstanding at end of period            418,523
MFS RESEARCH SERIES
Value at beginning of period                                         $10.000(9)
Value at end of period                                             $  10.970
Increase (decrease) in value of accumulation units(1)                   9.70%(9)
Number of accumulation units outstanding at end of period            226,923
MFS TOTAL RETURN SERIES
Value at beginning of period                                         $10.000(9)
Value at end of period                                             $  10.894
Increase (decrease) in value of accumulation units(1)                   8.94%(9)
Number of accumulation units outstanding at end of period            108,482
MFS VALUE SERIES
Value at beginning of period                                         $10.000(10)
Value at end of period                                             $  10.334
Increase (decrease) in value of accumulation units(1)                   3.34%(10)
Number of accumulation units outstanding at end of period              4,341
MFS WORLD GOVERNMENT SERIES
Value at beginning of period                                         $10.000(9)
Value at end of period                                             $  10.471
Increase (decrease) in value of accumulation units(1)                   4.71%(9)
Number of accumulation units outstanding at end of period             20,479

------------------

 (1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value during a calendar year, and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charge or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

 (2) Reflects less than a full year of performance activity. Funds were first received in this option during January 1996.

 (3) Reflects less than a full year of performance activity. Funds were first received in this option during February 1996.

 (4) Reflects less than a full year of performance activity. Funds were first received in this option during July 1996.

 (5) Reflects less than a full year of performance activity. Funds were first received in this option during May 1996.

 (6) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during September 1996 when the portfolio became available under the option.

 (7) Reflects less than a full year of performance activity. Funds were first received in this option during April 1996.

 (8) Reflects less than a full year of performance activity. Funds were first received in this option during March 1996.

 (9) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during May 1996 when the fund became available under the option.

(10) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during October 1996 when the fund became available under the option.


--------------------------------------------------------------------------------
                                AUV HISTORY - 4

                                  THE COMPANY

================================================================================


      Aetna Insurance Company of America (the "Company"), the depositor of Variable Annuity Account I, is the issuer of the Contract, and as such, it is responsible for providing the insurance and annuity benefits under the Contract. The Company is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company ("ALIAC"). ALIAC is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc. The Company's principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.


                          VARIABLE ANNUITY ACCOUNT I
================================================================================

      The Company established Variable Annuity Account I (the "Separate Account") in 1994 as a segregated asset account for the purpose of funding its variable annuity contracts. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of "separate account" under federal securities laws. The Separate Account is divided into "subaccounts" which do not invest directly in stocks, bonds or other investments. Instead, each Subaccount buys and sells shares of a corresponding Fund.

      Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities of any other business conducted by the Company. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are general corporate obligations of the Company.

                              INVESTMENT OPTIONS
================================================================================

THE FUNDS


      Purchase Payments may be allocated to one or more of the Subaccounts as designated on the Application. In turn, the Subaccounts invest in the corresponding Funds at net asset value. The total number of investment options you may select during the Accumulation Period is currently limited to 18. Each Subaccount and each Guaranteed Term of the same duration count as an option once you have made an allocation to it, even if you no longer have amounts allocated to that option.


      The availability of Funds may be subject to regulatory authorization. In addition, the Company may add or withdraw Funds, as permitted by applicable law. Not all Funds may be available in all jurisdictions or under all Contracts.

      Subject to state regulatory approval, if the shares of any Fund should no longer be available for investment by the Separate Account or if in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contract, we may cease to make such Fund shares available for investment under the Contract prospectively. The Company may, alternatively, substitute shares of another Fund for shares already acquired. The Company reserves the right to substitute shares of another Fund for shares already acquired without a proxy vote. Any elimination, substitution or addition of Funds will be done in accordance with applicable state and federal securities laws.

      The investment results of the Funds described below are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the 1940 Act.


[bullet] Aetna Variable Fund seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Income Shares seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Encore Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)



--------------------------------------------------------------------------------
                                       1

[bullet] Aetna Investment Advisers Fund, Inc. is a managed fund which seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Ascent Variable Portfolio seeks to provide capital appreciation by allocating its investments among equities and fixed income securities. The Portfolio is managed for investors who generally have an investment horizon exceeding 15 years, and who have a high level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads Variable Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized) by allocating its investments among equities and fixed income securities. The Portfolio is managed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy Variable Portfolio seeks to provide total return consistent with preservation of capital by allocating its investments among equities and fixed income securities. The Portfolio is managed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Capital Appreciation
         Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio will use a value-oriented approach in an attempt to outperform the total return performance of publicly traded common stocks represented by the S & P 500 Composite Stock Price Index ("S & P 500"), a broad based stock market index composed of 500 common stocks selected by the Standard & Poor's Corporation. The Portfolio uses the S & P 500 as a comparative benchmark because it represents approximately two-thirds of the total market value of all U.S. common stocks, and is well known to investors.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Growth Portfolio seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Index Plus Portfolio seeks to outperform the total return performance of publicly traded common stocks represented by the S & P 500.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Small Company Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. Companies with smaller market capitalizations generally will have market capitalization at the time of purchase of $1 billion or less.(1)

[bullet] Alger American Fund--Alger American Balanced Portfolio seeks current income and long-term capital appreciation by investing in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation.(2)


[bullet] Alger American Fund--Alger American Growth Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities. The Portfolio primarily invests in equity securities of companies which have a market capitalization of $1 billion or greater.(2)

[bullet] Alger American Fund--Alger American Income and Growth Portfolio seeks a high level of dividend income to the extent consistent with prudent investment management by investing primarily in dividend paying equity securities. Capital appreciation is a secondary objective of the Portfolio.(2)

[bullet] Alger American Fund--Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio. The Portfolio may engage in leveraging (up to 331/3) of its assets and options and futures transactions, which are deemed to be speculative and which may cause the Portfolio's net asset value to fluctuate.(2)

[bullet] Alger American Fund--Alger American MidCap Growth Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is



--------------------------------------------------------------------------------
                                       2
         designed to track the performance of medium capitalization companies. As of March 31, 1997, the range of market capitalization of these companies was $120 million to $7.19 billion.(2)

[bullet] Alger American Fund--Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index, ("Russell Index") and the S&P Small Cap 600 Index ("S&P Index"), updated quarterly. As of March 31, 1997, the range of market capitalization of the companies in Russell Index was $10 million to $1.94 billion; the range of market capitalization of the companies in the S&P Index at that date was $32 million to $2.58 billion. The combined range was $10 million to $2.58 billion.(2)

[bullet] American Century Variable Portfolios, Inc.--American Century VP
         Balanced (formerly TCI Portfolios, Inc.-- TCI Balanced) seeks capital growth and current income. It seeks capital growth by investing approximately 60% of the Portfolio's assets in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better-than-average potential for appreciation. Management intends to maintain approximately 40% of the Portfolio's assets in fixed income securities.(3)

[bullet] American Century Variable Portfolios, Inc.--American Century VP Capital
         Appreciation (formerly TCI Portfolios, Inc.--TCI Growth) seeks capital growth. The Fund seeks to achieve its objective by investing in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's investment manager, have better than average potential for appreciation.(3)

[bullet] American Century Variable Portfolios, Inc.--American Century VP
         International (formerly TCI Portfolios, Inc.--TCI International) seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for better than average appreciation. In order to achieve maximum investment flexibility, the fund has not established geographic limits on asset distribution on either a country-by-country or region-by-region basis. The investment manager expects to invest both in issuers whose principal place of business is located in countries with developed economies (such as Germany, the United Kingdom and Japan) and in issuers whose principal place of business is located in countries with less developed economies (such as Portugal, Malaysia and Mexico).(3)

[bullet] Federated Insurance Series--Federated American Leaders Fund II
         (formerly IMS Equity Growth & Income Fund) seeks to achieve long-term growth of capital and to provide income. The Fund pursues its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. "Blue-chip" companies generally are top-quality, established growth companies which, in the opinion of the Adviser meet certain criteria.(4)

[bullet] Federated Insurance Series--Federated Fund for U.S. Government
         Securities II (formerly IMS U.S. Government Bond Fund) seeks to provide current income. The Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.(4)

[bullet] Federated Insurance Series--Federated High Income Bond Fund II
         (formerly IMS Corporate Bond Fund) seeks high current income by investing primarily in a diversified portfolio of professionally managed fixed income securities. The fixed-income securities in which the Fund intends to invest are lower-rated corporate debt obligations (commonly known as "junk bonds" or "high yield, high risk bonds" which involve significant degree of risk). (See the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations).(4)

[bullet] Federated Insurance Series--Federated Utility Fund II (formerly IMS
         Utility Fund) seeks to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of utility companies.(4)

[bullet] Fidelity Investments Variable Insurance Products Fund--Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the Fund also considers the potential for capital appreciation.(5)



--------------------------------------------------------------------------------
                                       3

[bullet] Fidelity Investments Variable Insurance Products Fund--Growth Portfolio seeks capital appreciation by investing mainly in common stocks, although its investments are not restricted to any one type of security.(5)

[bullet] Fidelity Investments Variable Insurance Products Fund--High Income
         Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities, while also considering growth of capital. Lower-rated corporate debt obligations are commonly known as "junk bonds" or "high yield, high risk bonds" and involve significant degree of risk (see the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations).(5)

[bullet] Fidelity Investments Variable Insurance Products Fund--Overseas
         Portfolio seeks long-term growth by investing mainly in foreign securities (at least 65% of the Fund's total assets in securities of issuers from at least three countries outside of North America). Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuation.(5)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Asset Manager
         Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.(5)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Contrafund
         Portfolio seeks maximum total return over the long term by investing mainly in equity securities of companies that are undervalued or out-of-favor.(5)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Index 500
         Portfolio seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard & Poor's Composite Index of 500 Stocks.(5)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Investment
         Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.(5)

[bullet] Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 30, 1996 included companies with capitalizations between approximately $192 million and $6.5 billion, but which is expected to change on a regular basis.(6)

[bullet] Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(6)

[bullet] Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of current income and capital appreciation. The Portfolio invests in all types of income producing securities and may have substantial holdings of debt securities rated below investment grade (e.g., junk bonds).(6)

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing in common stocks of companies of any size.(6)

[bullet] Janus Aspen Series--Short-Term Bond Portfolio seeks as high a level of current income as is consistent with preservation of capital. The portfolio pursues its investment objective by investing primarily in short- and intermediate-term fixed income securities.(6)

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(6)

[bullet] Lexington Emerging Markets Fund, Inc. seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets. Investments in emerging markets involve risks not present in domestic markets. See the Fund's prospectus for information on risks inherent in this investment.(7)



--------------------------------------------------------------------------------
                                       4

[bullet] Lexington Natural Resources Trust is a nondiversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or supply goods and services to such companies.(7)

[bullet] MFS Emerging Growth Series seeks to provide long-term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.(8)

[bullet] MFS Research Series seeks to provide long-term growth of capital and future income by allocating the Series' assets to industry groups (e.g., pharmaceuticals, retail and computer software). A substantial proportion of the Series' assets will be invested in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of its assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.(8)

[bullet] MFS Total Return Series seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities.(8)

[bullet] MFS Value Series seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Series' objective of capital appreciation.(8)

[bullet] MFS World Government Series seeks not only preservation, but also growth of capital, together with moderate current income. The Series seeks to achieve its objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. Consistent with its investment objective and policies, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities which are not traded on a U.S. exchange.(8)

[bullet] Oppenheimer Capital Appreciation Fund seeks to achieve capital appreciation by investing in "growth-type" companies.(9)

[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.(9)

[bullet] Oppenheimer Growth & Income Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.(9)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.(9)

Investment Advisers for each of the Funds:

(1) Aetna Life Insurance and Annuity Company (adviser); Aeltus Investment Management, Inc. (sub-adviser)

(2) Fred Alger Management, Inc.

(3) American Century Investment Management, Inc.

(4) Federated Advisers

(5) Fidelity Management & Research Company

(6) Janus Capital Corporation

(7) Lexington Management Corporation (adviser); Market System Research Advisors, Inc. serves the subadviser for the Lexington Natural Resources Trust

(8) Massachusetts Financial Services Company ("MFS")

(9) OppenheimerFunds, Inc.


      Risks Associated with Investment in the Funds. Some of the Funds may use instruments known as derivatives as part of their investment strategies. The use of certain derivatives may involve high risk of volatility to a Fund, and the use of leverage in connection with such derivatives can also increase risk of losses. Some of the Funds may also


--------------------------------------------------------------------------------
                                       5
invest in foreign or international securities which involve greater risks than U.S. investments.

      More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for this Prospectus and for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed under the "Inquiries" section of the Prospectus Summary.

      Conflicts of Interest (Mixed and Shared Funding). Shares of the Funds are sold to each of the Subaccounts for funding the variable annuity contracts issued by the Company. Shares of the Funds may also be sold to other insurance companies for the same purpose. This is referred to as "shared funding." Shares of the Funds may also be used for funding variable life insurance contracts issued by the Company or by third parties. This is referred to as "mixed funding."

      Because the Funds available under the Contract are sold to fund variable annuity contracts and variable life insurance policies issued by us or by other companies, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts might withdraw its investment in a Fund, which might force that Fund to sell portfolio securities at disadvantageous prices, causing its per share value to decrease. Each Fund's Board of Directors or Trustees has agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.

CREDITED INTEREST OPTION

      Purchase Payments may be allocated to the AICA Guaranteed Account (the "Guaranteed Account"). Through the Guaranteed Account, we guarantee stipulated rates of interest for stated periods of time. Amounts must remain in the Guaranteed Account for specified periods to receive the quoted interest rates, or a market value adjustment (which may be positive or negative) will be applied. (See the Appendix.)

                                   PURCHASE
================================================================================

CONTRACT AVAILABILITY

      The Contracts are offered as (1) nonqualified deferred annuity contracts (we reserve the right to limit ownership of nonqualified Contracts to natural persons); (2) Individual Retirement Annuities other than "SIMPLE IRAs" as defined in Section 408(p) of the Internal Revenue Code; or (3) Qualified Contracts used in conjunction with certain employer sponsored retirement plans. Individual Retirement Annuities are currently available as rollovers, and may permit ongoing contributions, subject to state regulatory approval. Additionally, availability of the Qualified Contracts described under item (3) is subject to approval by the Company and state regulatory agencies.

      Eligible persons seeking to invest and accumulate money for retirement can purchase individual interests in group Contracts, or, where required by state law, they may purchase individual Contracts. In most states, group Contracts are offered to certain broker-dealers which have agreed to act as distributors of the Contracts, and individual accounts are established by the Company for each Certificate Holder. In some states, an individual Contract will be owned by the Certificate Holder. In both cases, a Certificate Holder's interest in the Contract is known as his or her "Account."

      The maximum issue age for the Annuitant is 90 (age 85 for those Contracts issued in the state of Pennsylvania).

      Joint Certificate Holders. Nonqualified Contracts may be purchased by spouses as joint Certificate Holders. In Pennsylvania, the joint Certificate Holders do not need to be spouses. References to "Certificate Holders" in this Prospectus mean both of the Certificate Holders on joint Accounts. Tax law prohibits the purchase of Qualified Contracts by joint Certificate Holders.

PURCHASING INTERESTS IN THE CONTRACT

      Group Contracts. Groups will generally consist of those eligible individuals who have established an account with a broker-dealer or bank which has agreed to act as a Distributor for the Contracts. A group Contract is issued to the group Contract Holder. Certificate Holders may purchase interests in a group Contract by submitting an Application. Once the Application is accepted a Certificate will be issued.

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                                       6

      Individual Contracts. Certain states will not allow a group Contract due to provisions in their insurance laws. In those states, an eligible individual will submit an Application and will be issued a Contract rather than a Certificate.

      Regardless of whether you have purchased an interest in a group or an individual Contract, the Company must accept or reject the Application within two business days of receipt. If the Application is incomplete, the Company may hold any forms and accompanying Purchase Payments for five days. Purchase Payments may be held for longer periods only with the consent of the Certificate Holder, pending acceptance of the Application. If the Application is rejected, the Application and any Purchase Payments will be returned to the Certificate Holder.


PURCHASE PAYMENTS

      You may make Purchase Payments under the Contract in one lump sum, through periodic payments or as a transfer from a pre-existing plan.


      The minimum initial Purchase Payment amount is $5,000 for Nonqualified Contracts and $1,500 for Qualified Contracts. In some states, a Contract issued as an Individual Retirement Annuity can accept only a lump sum, rollover Purchase Payment. Additional Purchase Payments made to an existing Contract must be at least $1,000, or at least $50 per month by electronic funds transfer, and are subject to the terms and conditions published by us at the time of the subsequent payment. A Purchase Payment of more than $1,000,000 will be allowed only with the Company's consent. We also reserve the right to reject any Purchase Payment to a prospective or existing Account without advance notice (unless not allowed by state law).


      For Qualified Contracts the Code imposes a maximum limit on annual Purchase Payments which may be excluded from a participant's gross income. (See "Tax Status.")


      Allocation of Purchase Payments. Purchase Payments will initially be allocated to the Subaccounts or the Guaranteed Account as specified on the Application. Changes in such allocation may be made in writing or by telephone transfer. Allocations must be in whole percentages, and there may be limitations on the number of investment options that can be selected. (See "Investment Options.")


CONTRACT RIGHTS

      Under individual Contracts, Certificate Holders have all Contract rights.


      Under group Contracts, the group Contract Holder has title to the Contract and generally only the right to accept or reject any modifications to the Contract. You have all other rights to your Account under the Contract. However, under a Nonqualified Contract, if you and the Annuitant are not the same, and the Annuitant dies first, your rights are automatically transferred to the Beneficiary. (See "Death Benefit.")

      Joint Certificate Holders have equal rights under the Contract and with respect to their Account. On the death of a joint Certificate Holder prior to the Annuity Date, the surviving Certificate Holder may retain all ownership rights under the Contract or elect to have the proceeds distributed. (See "Death Benefit.") All rights under the Contract must be exercised by both joint Certificate Holders with the exception of transfers among investment options; which can be exercised by one joint Certificate Holder, after the Account has been established.


DESIGNATIONS OF BENEFICIARY AND ANNUITANT


      You generally designate the Beneficiary under the Contract on the Application. However, for Qualified Contracts issued in conjunction with a Code
Section 401(a) qualified pension or profit sharing plan or a Code Section 457 deferred compensation plan, the employer or trustee must be both the Certificate Holder and the Beneficiary under the Contract, and the participant on whose behalf the Account was established must be the Annuitant. Under such plans the participant is generally allowed to designate a beneficiary under the plan, and the Certificate Holder may direct that we pay any death proceeds to the plan beneficiary. "Beneficiary" as used in this Prospectus refers to the person who is ultimately entitled to receive such proceeds.


      For Qualified Contracts issued in conjunction with a Code Section 403(b) tax deferred annuity program subject to the Employee Retirement Income Security Act (ERISA), the spouse of a married participant must be the Beneficiary of at least 50% of the Account Value. If the married participant is age 35 or older, the participant may name an alternate Beneficiary provided the participant furnishes a waiver and spousal consent which meets the requirements of ERISA
Section 205. The participant on whose behalf the Account was established must be the Annuitant.


      For Qualified Contracts issued as an Individual Retirement Annuity, the Certificate Holder must be the Annuitant. For Nonqualified Contracts, the Certificate Holder and the Annuitant may, but need not, be the same person. (See "Purchase-Contract Availability.")



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                                       7

RIGHT TO CANCEL


      You may cancel the Contract or Certificate without penalty by returning it to the Company with a written notice of your intent to cancel. In most states, you have ten days to exercise this "free look" right; some states allow you longer. Unless state law requires otherwise, the amount you will receive upon cancellation will reflect the investment performance of the Subaccounts into which your Purchase Payments were deposited. In some cases this may be more or less than the amount of your Purchase Payments; therefore, you bear the entire investment risk for amounts allocated among the Subaccounts during the free look period. Under Contracts issued as Individual Retirement Annuities, you will receive a refund of your Purchase Payment. Account Values will be determined as of the Valuation Date on which we receive your request for cancellation at our Home Office.


                            CHARGES AND DEDUCTIONS
================================================================================

DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT

      Mortality and Expense Risk Charge. The Company makes a daily deduction from each of the Subaccounts for the mortality and expense risk charge. The charge is equal, on an annual basis, to 1.25% of the daily net assets of the Subaccounts and compensates the Company for the assumption of the mortality and expense risks under the Contract. The mortality risks are those assumed for our promise to make lifetime payments according to annuity rates specified in the Contract. The expense risk is the risk that the actual expenses for costs incurred under the Contract will exceed the maximum costs that can be charged under the Contract.

      If the amount deducted for mortality and expense risks is not sufficient to cover the mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess may be used to recover distribution expenses relating to the Contracts and as a source of profit to the Company. The Company expects to make a profit from the mortality and expense risk charge.

      Administrative Charge. During the Accumulation Period, the Company makes a daily deduction from each of the Subaccounts for an administrative charge. The charge is equal, on an annual basis, to 0.15% of the daily net assets of the Subaccounts and compensates the Company for administrative expenses that exceed revenues from the maintenance fee described below. The charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. The Company does not expect to make a profit from this charge.

      During the Annuity Period, the Company reserves the right to make a deduction for the administrative charge of an amount equal, on an annual basis, to a maximum of 0.25% of the daily net assets of the Subaccounts. There is currently no administrative charge during the Annuity Period. Once an Annuity Option is elected, the charge will be established and will be effective during the entire Annuity Period.

MAINTENANCE FEE

      During the Accumulation Period, the Company will deduct an annual maintenance fee from the Account Value. The maintenance fee is to reimburse the Company for some of its administrative expenses relating to the establishment and maintenance of the Accounts.


      The maximum maintenance fee deducted under the Contract is $30. The maintenance fee will be deducted annually on the anniversary of the Contract effective date. It is deducted on a pro rata basis from each investment option in which you have an interest. If your entire Account Value is withdrawn, the full maintenance fee, if applicable, will be deducted at the time of withdrawal. The maintenance fee will not be deducted (either annually or upon withdrawal) if your Account Value is $50,000 or more on the day the maintenance fee is due.


DEFERRED SALES CHARGE

      Withdrawals of all or a portion of the Account Value may be subject to a deferred sales charge. The deferred sales charge is a percentage of Purchase Payments withdrawn from the Subaccounts and the Guaranteed Account and is based on the number of years which have elapsed since the Purchase Payment was made. The deferred sales charge for each Purchase Payment is determined by multiplying the Purchase Payment withdrawn by the appropriate percentage, in accordance with the schedule set forth in the tables below.

      Withdrawals are taken first against Purchase Payments, then against any increase in value. However, the deferred sales charge only applies to the Purchase Payment (not to any associated changes in value). To satisfy a partial withdrawal, the deferred sales charge is calculated as if the Purchase


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                                       8

Payments are withdrawn from the Subaccounts in the same order they were applied to the Account. Partial withdrawals from the Guaranteed Account will be treated as described in the Appendix and the prospectus for the Guaranteed Account. The total charge will be the sum of the charges applicable for all of the Purchase Payments withdrawn.

               Years since receipt of         Deferred Sales
               Purchase Payment               Charge Deduction
              ----------------------------   ------------------
               Less than 2                            7%
               2 or more but less than 4              6%
               4 or more but less than 5              5%
               5 or more but less than 6              4%
               6 or more but less than 7              3%
               7 or more                              0%

      A deferred sales charge will not be deducted from any portion of a Purchase Payment withdrawn if the withdrawal is:

[bullet] applied to provide Annuity benefits;


[bullet] paid to a Beneficiary due to the Annuitant's death before Annuity payments start, up to a maximum of the Purchase Payment(s) in the Account on the Annuitant's date of death;


[bullet] made due to the election of an Additional Withdrawal Option (see
         "Additional Withdrawal Options");


[bullet] under a Qualified Contract when the amount withdrawn is equal to the minimum distribution required by the Code for this Contract calculated using a method permitted under the Code and agreed to by Aetna;


[bullet] paid upon a full withdrawal where the Account Value is $2,500 or less and no amount has been withdrawn during the prior 12 months; or


[bullet] paid if we close out your Account when the value is less than $2,500
         (or other amount required by state law).


      After the first Account Year, you may withdraw all or a portion of your Purchase Payments without a deferred sales charge, provided that (1) such withdrawal occurs within three years of the Annuitant's admission to a licensed nursing care facility (including non-licensed facilities in New Hampshire) and
(2) the Annuitant has spent at least 45 consecutive days in such facility. This waiver of deferred sales charge does not apply if the Annuitant is in a nursing care facility at the time the Account is established. It will also not apply if otherwise prohibited by state law.

      The Company does not anticipate that the deferred sales charge will cover all sales and administrative expenses which it incurs in connection with the Contract. The difference will be covered by the general assets of the Company which are attributable, in part, to mortality and expense risk charges under the Contract described above.


      Free Withdrawals. At least 12 months after the date the first Purchase Payment is applied to your Account, and subject to the restrictions described below, you may withdraw up to 10% of your current Account Value during each calendar year without imposition of a deferred sales charge. The free withdrawal applies only to the first partial or full withdrawal in each calendar year. The free withdrawal amount will be based on the Account Value calculated on the Valuation Date next following our receipt of your request for withdrawal. If your withdrawal exceeds the applicable free withdrawal allowance, we will deduct a deferred sales charge on the excess amount. (See the Appendix for a discussion of withdrawals from the Guaranteed Account.) This provision may not be exercised if an Additional Withdrawal Option is in effect in the same calendar year (see "Additional Withdrawal Options") or if you have withdrawn a minimum distribution required by the Code for which the deferred sales charge has been waived in the same calendar year.


FUND EXPENSES

      Each Fund incurs certain expenses which are paid out of its net assets. These expenses include, among other things, the investment advisory or "management" fee. The expenses of the Funds are set forth in the Fee Table in this Prospectus and described more fully in the accompanying Fund prospectuses.


PREMIUM AND OTHER TAXES

      Several states and municipalities currently impose a premium tax on Annuities. These taxes currently range from 0% to 4%. Ordinarily, any applicable state premium tax will be deducted from the Account Value when it is applied to an Annuity Option. However, we reserve the right to deduct state premium tax from the Purchase Payment(s) or from the Account Values at any time, but no earlier than when we have a tax liability under state law.


      Any municipal premium tax assessed at a rate in excess of 1% will be deducted from the Purchase Payment(s) or from the amount applied to an Annuity Option based on our determination of when such tax is due. We will absorb any municipal premium tax which is assessed at 1% or less. We reserve the right, however, to reflect this added expense in our Annuity purchase rates for residents of such municipalities.


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                                       9

                              CONTRACT VALUATION
================================================================================

ACCOUNT VALUE

      Until the Annuity Date, the Account Value is the total dollar value of amounts held in the Account as of any Valuation Date. The Account Value at any given time is based on the value of the units held in each Subaccount, plus the value of amounts held in the Guaranteed Account.

ACCUMULATION UNITS

      The value of your interests in a Subaccount is expressed as the number of "Accumulation Units" that you hold multiplied by an "Accumulation Unit Value" (or "AUV") for each unit. The AUV on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor of that Subaccount for the period between the immediately preceding Valuation Date and the current Valuation Date. (See "Net Investment Factor" below.) The Accumulation Unit Value will be affected by the investment performance, expenses and charges of the applicable Fund and is reduced each day by a percentage that accounts for the daily assessment of mortality and expense risk charges and the administrative charge.



      Initial Purchase Payments will be credited to your Account at the AUV computed on the next Valuation Date following our acceptance of the Application as described under "Purchasing Interests in the Contract." Each subsequent Purchase Payment (or amount transferred) received by the Company by the close of business of the New York Stock Exchange will be credited to your Account at the AUV computed on the next Valuation Date following our receipt of your payment or transfer request. The value of an Accumulation Unit may increase or decrease.


NET INVESTMENT FACTOR

      The net investment factor is used to measure the investment performance of a Subaccount from one Valuation Date to the next. The net investment factor for a Subaccount for any valuation period is equal to the sum of 1.0000 plus the net investment rate. The net investment rate equals:

      (a) the net assets of the Fund held by the Subaccount on the current Valuation Date, minus

      (b) the net assets of the Fund held by the Subaccount on the preceding Valuation Date, plus or minus

      (c) taxes or provisions for taxes, if any, attributable to the operation of the Subaccount;

      (d) divided by the total value of the Subaccount's Accumulation and Annuity Units on the preceding Valuation Date;


      (e) minus a daily charge at the annual effective rate of 1.25% for mortality and expense risks, and an administrative charge of 0.15% during the Accumulation Period and up to 0.25% during the Annuity Period (currently 0% during the Annuity Period).


      The net investment rate may be either positive or negative.

                                   TRANSFERS
================================================================================


      At any time prior to the Annuity Date, you can transfer amounts held under your Account among the investment options available subject to certain limitations. (See "Investment Options.") Transfers from the Guaranteed Account may be subject to certain restrictions and to a market value adjustment. (See the Appendix.) During the Annuity Period, if you have elected a variable Annuity, you can make transfers only among the Subaccounts available during the Annuity Period. (See "Annuity Options.") A request for transfer can be made either in writing or by telephone. The telephone transfer privilege is available automatically; no special election is necessary. All transfers must be in accordance with the terms of the Contract. Any transfer will be based on the Accumulation Unit Value next determined after the Company receives a valid transfer request at its Home Office.

      During the Accumulation Period, twelve free transfers are allowed per calendar year. Thereafter, the Company reserves the right to charge up to $10 for each additional transfer. The Company currently does not impose this charge. Currently, during the Annuity Period, four transfers are allowed each calendar year.


DOLLAR COST AVERAGING PROGRAM

      You may establish automated transfers of Account Values on a monthly or quarterly basis through the Company's Dollar Cost Averaging Program. Dollar cost averaging is a system for investing a fixed amount of money


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                                       10
at regular intervals over a period of time. The Dollar Cost Averaging Program permits the transfer of amounts from any of the variable funding options and an available Guaranteed Term to any of the Subaccounts. A market value adjustment will not be applied to dollar cost averaging transfers from the one-year Guaranteed Term. There is no additional charge for this program. (See the Appendix for a discussion of the restrictions and features attributable to the Guaranteed Account.)


      Dollar cost averaging does not ensure a profit nor guarantee against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. For additional information, please refer to the "Inquiries" section of the Prospectus Summary, which describes how you can obtain further information.

      The Dollar Cost Averaging Program is not available to individuals who have elected an Additional Withdrawal Option or the Account Rebalancing Program.

ACCOUNT REBALANCING PROGRAM


      The Account Rebalancing Program allows you to have portions of your Account Value automatically reallocated annually to a specified percentage or at other more frequent intervals as allowed by Aetna under the program. Only Account Values accumulating in the Subaccounts can be rebalanced. You may participate in this program by completing the Account Rebalancing section of the Application, or by sending a written request to the Company at its Home Office. The Account Rebalancing Program does not ensure a profit nor guarantee against loss in a declining market.

      The Account Rebalancing Program is not available to Certificate Holders who have elected the Dollar Cost Averaging Program.


                                  WITHDRAWALS
================================================================================


      All or a portion of your Account Value may be withdrawn at any time during the Accumulation Period. Withdrawal restrictions applicable under Section 403(b) Contracts are described below. To request a withdrawal, you must properly complete a disbursement form and send it to our Home Office. Payments for withdrawal requests will be made in accordance with Securities and Exchange Commission requirements, but normally not later than seven calendar days following our receipt of a disbursement form. Withdrawals may be subject to a deferred sales charge (see "Charges and Deductions") and to taxes and to tax penalties (see "Tax Status").


      Withdrawals may be requested in one of the following forms:

[bullet] Full Withdrawal of an Account: The amount paid for a full withdrawal will be the Adjusted Account Value minus any applicable deferred sales charge and maintenance fee due.

[bullet] Partial Withdrawals: (Percentage): The amount paid will be the percentage of the Adjusted Account Value requested minus any applicable deferred sales charge.

[bullet] Partial Withdrawals: (Specified Dollar Amount): The amount paid will be the dollar amount requested. However, the amount withdrawn from your Account will equal the amount you request plus any applicable deferred sales charge and plus or minus any applicable market value adjustment.


      For any partial withdrawal, the value of the Accumulation Units canceled will be withdrawn proportionately from the Guaranteed Account or each Subaccount in which your Account is invested, unless you request otherwise in writing. All amounts paid will be based on your Account Value as of the next Valuation Date after we receive a request for withdrawal at our Home Office, or on such later date as the disbursement form may specify.


      The tax treatment of withdrawals from each Nonqualified Contract may be affected if you own other annuity contracts issued by us (or our affiliates) that were purchased on or after October 21, 1988. (See "Tax Status.")

      Withdrawal Restrictions from 403(b) Plans. Under Section 403(b) Contracts, the withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the participant's death, disability, attainment of age 59-1/2, separation from service or financial hardship. (See "Tax Status.")


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                                       11

                         ADDITIONAL WITHDRAWAL OPTIONS
================================================================================


      The Company offers certain withdrawal options under the Contract that are not considered Annuity Options ("Additional Withdrawal Options"). To exercise these options, your Account Value must meet the minimum dollar amount and age criteria applicable to that option.


      The Additional Withdrawal Options currently available under the Contract include the following:

[bullet] SWO--Systematic Withdrawal Option. SWO is a series of partial withdrawals from your Account based on a payment method you select. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under a Contract.


[bullet] ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO but is designed for those who want to receive only the minimum distribution that the Code requires each year. ECO is available only under Qualified Contracts. Under ECO, the Company calculates the minimum distribution amount required by law, and pays you that amount once a year. (See "Tax Status.")


      Other Additional Withdrawal Options may be added from time to time. Additional information relating to any of the Additional Withdrawal Options may be obtained from your local representative or from the Company at its Home Office.


      If you select one of the Additional Withdrawal Options, you will retain all of the rights and flexibility permitted under the Contract during the Accumulation Period. Your Account Value will continue to be subject to the charges and deductions described in this Prospectus. Taking a withdrawal under one of these Additional Withdrawal Options may have tax consequences. Any person concerned about tax implications should consult a competent tax advisor prior to electing an option.

      Once you elect an Additional Withdrawal Option, you may revoke it any time by submitting a written request to our Home Office. Once an option is revoked, it may not be elected again for three years, nor may any other Additional Withdrawal Option be elected unless permitted by the Code. The Company reserves the right to discontinue the availability of one or all of these Additional Withdrawal Options for new elections at any time, and/or to change the terms of future elections.


                   DEATH BENEFIT DURING ACCUMULATION PERIOD
================================================================================

      A death benefit will be payable to the Beneficiary(ies) if the Certificate Holder or the Annuitant dies before annuity payments have commenced. Upon the death of a joint Certificate Holder prior to the Annuity Date, the surviving Certificate Holder, if any, will become the designated Beneficiary. Any other Beneficiary designation on record with the Company at the time of death will be treated as a contingent Beneficiary.

      The amount of death benefit proceeds will be determined as of the date of death. Under some circumstances, the amount of the death benefit is guaranteed, as described below.


DEATH BENEFIT AMOUNT

      Upon the death of the Annuitant, the guaranteed death benefit proceeds will be the greatest of:


      (1) the total Purchase Payment(s) applied to the Account, minus the sum of all amounts withdrawn, annuitized or deducted from such Account;

      (2) the highest step-up value as of the date of death. The step-up value is determined on each anniversary of the Effective Date, up to the Annuitant's 75th birthday. Each step-up value is calculated as the Account Value on the Effective Date anniversary, increased by Purchase Payments applied, and decreased by partial withdrawals, annuitizations and deductions taken from the Account since the Effective Date anniversary; or

      (3) the Account Value as of the date of death.

      The excess, if any, of the guaranteed death benefit value over the Account Value is determined as of the date of death. Any excess amount will be deposited and allocated to the Aetna Variable Encore Fund Subaccount. The Account Value on the claim date plus any excess amount deposited into the Account becomes the Certificate Holder's Account Value. The claim date is the date we receive valid proof of death and the Beneficiary's claim at our Home Office.


      Upon the death of the Annuitant's spousal Beneficiary who continued the Account in his or her own name, the



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                                       12
amount of the death benefit proceeds will be equal to the Adjusted Account Value on the claim date, less any deferred sales charge applicable to any Purchase Payments made since the death of the Annuitant.

      If the spousal beneficiary continued the Account after the death of a Certificate Holder who was not the Annuitant, the amount of death benefit proceeds payable upon the spousal beneficiary's death will be equal to the Adjusted Account Value on the claim date. Full or partial Withdrawals may be subject to a deferred sales charge in accordance with the usual rules regarding the deferred sales charge. (See "Deferred Sales Charge.")


      Under Nonqualifed Contracts only, if the Certificate Holder is not the Annuitant and dies, the amount of death benefit proceeds will be equal to the Adjusted Account Value on the claim date. Full or partial withdrawals may be subject to a deferred sales charge.

      For amounts held in the Guaranteed Account, see the Appendix for a discussion of the calculation of death benefit proceeds.

DEATH BENEFIT PAYMENT OPTIONS


      Death benefit proceeds may be paid to the Beneficiary as described below. If you die and no Beneficiary exists, the death benefit will be paid in a lump sum to your estate. Prior to any election by the Beneficiary, the Account Value will remain in the Account and the Account Value will continue to be affected by the investment performance of the investment option(s) selected. The Beneficiary has the right to allocate or transfer any amount to any available investment option (subject to a market value adjustment, as applicable). The Code requires that distributions begin within a certain time period, as described below. If no elections are made, no distributions will be made. Failure to commence distributions within those time periods can result in tax penalties.


      Nonqualified Contracts. Under a Nonqualified Contract, if you die, or if you are a nonnatural person and the Annuitant dies, and the Beneficiary is your surviving spouse, he or she automatically becomes the successor Certificate Holder. The successor Certificate Holder may exercise all rights under the Account and (1) continue in the Accumulation Period; (2) elect to apply some or all of the Adjusted Account Value to any of the Annuity Options; or (3) receive at any time a lump sum payment equal to all or a portion of the Adjusted Account Value. If you die and you are not the Annuitant, any applicable deferred sales charge will be applied if a lump sum is elected. Under the Code, distributions are not required until the successor Certificate Holder's death.

      If you die and the Beneficiary is not your surviving spouse, he or she may elect option (2) or (3) above. According to the Code, any portion of the Adjusted Account Value not distributed in installments over the life or life expectancy beginning within one year of your death, must be paid within five years of your death. (See "Tax Status of the Contract.")

      If you are a natural person but not the Annuitant and the Annuitant dies, the Beneficiary may elect to apply the Adjusted Account Value to an Annuity Option within 60 days or to receive a lump sum payment equal to the Adjusted Account Value, subject to state regulatory approval. If the Beneficiary does not elect an Annuity Option within 60 days of the date of death, the gain, if any, will be includable in the Beneficiary's income in the year the Annuitant dies.

      If SWO is in effect, payments will cease at the Certificate Holder's or Annuitant's death. A Beneficiary, however, may elect to continue SWO.

      Qualified Contracts. Under a Qualified Contract, the death benefit is paid at the death of the participant, who is the Annuitant under the Contract. The Beneficiary has the following options: (1) apply some or all of the Adjusted Account Value to any of the Annuity Options, subject to the distribution rules in Code Section 401(a)(9), or (2) receive at any time a lump sum payment equal to all or a portion of the Adjusted Account Value. If the Account was established in conjunction with a Section 401(a) qualified pension or profit sharing plan or a Section 457 deferred compensation plan, payment will be made, as directed by the Certificate Holder, to either the Certificate Holder or to the plan beneficiary.

      If ECO or SWO is in effect and the participant dies before the required beginning date for minimum distributions, payments will cease. A Beneficiary, or the Certificate Holder on behalf of a plan Beneficiary, may elect ECO or SWO provided the election would satisfy the Code minimum distribution rules.

      If ECO or SWO is in effect and the participant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Code minimum distribution rules, unless the option is revoked.

      Death benefit payments must satisfy the distribution rules in Code Section 401(a)(9). (See "Tax Status of the Contract.")


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                                       13

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                                 ANNUITY PERIOD
================================================================================

ANNUITY PERIOD ELECTIONS

      You must notify us in writing of the date you want Annuity Payments to start (the "Annuity Date") and the Annuity Option elected. Payments may not begin earlier than one year after purchase, or, unless we consent, later than the later of (a) the first day of the month following the Annuitant's 85th birthday, or (b) the tenth anniversary of the last Purchase Payment (fifth anniversary for Contracts issued in Pennsylvania).

      Annuity Payments will not begin until you have selected an Annuity Date and an Annuity Option. Until a date and option are elected, the Account will continue in the Accumulation Period.


      As of January 1, 1997, the Code generally requires that for Qualified Contracts, other than IRAs and for five-percent owners in other Qualified Contracts, minimum annual distributions of the Account Value begin by April 1st of the calendar year following the calendar year in which a participant attains age 70-1/2 or retires, whichever occurs later. For IRA depositors and for five-percent owners, minimum distributions must begin by April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2. In addition, distributions must be in a form and amount sufficient to satisfy the Code requirements. These requirements may be satisfied by the election of certain Annuity Options or Additional Withdrawal Options. (See "Tax Status.") For Nonqualified Contracts, failure to select an Annuity Option and an Annuity Date, or postponement of the Annuity Date past the Annuitant's 85th birthday or tenth anniversary of your last Purchase Payment may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering such a course of action.


      At least 30 days prior to the Annuity Date, you must notify us in writing of the following:

[bullet] the date on which you would like Annuity Payments to begin;

[bullet] the Annuity Option under which you want payments to be calculated and paid;

[bullet] whether the payments are to be made monthly, quarterly, semi-annually or annually; and


[bullet] the investment option(s) used to provide Annuity Payments (i.e., a fixed Annuity using the general account or a variable Annuity using any of the Subaccounts available at the time of annuitization or a combination of the two). ("See Annuity Options.")

      Once Annuity Payments begin, the Annuity Option may not be changed. (See "Annuity Options" below for more information about transfers during the Annuity Period.)


PARTIAL ANNUITIZATION


      You may elect an Annuity Option with respect to a portion of your Account Value, while leaving the remaining portion of your Account Value invested in the Accumulation Period. The Code and the regulations do not specifically address the tax treatment applicable to payments provided in this way. Whether such payments are taxable as annuity payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser if you are considering a partial annuitization of your Account.

ANNUITY OPTIONS

      The Certificate Holder may choose one of the following Annuity Options:

Lifetime Annuity Options:

[bullet] Option 1--Life Annuity--An annuity with payments ending on the Annuitant's death.

[bullet] Option 2--Life Annuity with Guaranteed Payments--An annuity with payments guaranteed for 5-30 years.

[bullet] Option 3--Life Annuity with Cash Refund Feature--An annuity with a cash refund feature. Payments are guaranteed for the amount applied to the Annuity option. If the Annuitant dies before the amount applied to the Annuity Option (less any applicable premium tax) has been paid, any remaining balance will be paid in one sum to the Beneficiary. This option is available only when all payments are as a fixed Annuity.

[bullet] Option 4--Life Annuity Based Upon the Lives of Two Annuitants--An annuity paid during the lives of the Annuitant and a second Annuitant. The Certificate Holder selects an Annuity with 100%, 66-2/3% or 50% of the payment to continue after the first death, or an Annuity with 100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.

[bullet] Option 5--Life Annuity Based Upon the Lives of Two Annuitants with
         Guaranteed Payments--An Annuity with



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                                       14

         Payments for a minimum of 5-30 years, with 100% of the payment to continue after the first death.

[bullet] Option 6--Life Annuity Based Upon the Lives of Two Annuitants with a
         Cash Refund Feature--An Annuity with 100% of the payment to continue after the first death with a cash refund feature. Payments are guaranteed for the amount applied to the Annuity Option. If both Annuitants die prior to the total payment of the amount applied to the Annuity Option (less any premium tax), any remaining balance will be paid in one sum to the beneficiary. This option is available only when all payments are as a Fixed Annuity.

      If Option 1 or 4 is elected, it is possible that only one Annuity Payment will be made if the Annuitant under Option 1, or the surviving Annuitant under Option 4, should die prior to the due date of the second Annuity Payment. Once lifetime Annuity payments begin, the Certificate Holder cannot elect to receive a lump-sum settlement.


Nonlifetime Annuity Option:


      Under the nonlifetime option, payments may be made for generally 5-30 years, as selected by the Certificate Holder. If this option is elected as a variable Annuity, the Certificate Holder may request that the present value of all or any portion of the remaining variable payments be paid in one sum. However, any lump-sum elected before three years of payments have been completed will be treated as a withdrawal during the Accumulation Period and any applicable deferred sales charge will be assessed. (See "Charges and Deductions--Deferred Sales Charge.") If the nonlifetime option is elected on a fixed basis, you cannot elect to receive a lump-sum settlement.

      We may also offer additional Annuity Options under your Contract from time to time. You can call the number listed in the "Inquiries" section of the Prospectus Summary, to determine which options are available and the terms of such options. Additional or enhanced options may not be made available to those already receiving Annuity payments.

ANNUITY PAYMENTS

      Date Payments Start. When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95. For Qualified Contracts only, Annuity Payments may not extend beyond (a) the life of the Annuitant, (b) the joint lives of the Annuitant and beneficiary, (c) a period certain greater than the Annuitant's life expectancy, or (d) a period certain greater than the joint life expectancies of the Annuitant and Beneficiary.

      Amount of Each Annuity Payment. The amount of each payment depends on how you allocate your Account Value between fixed and variable payouts (some options require all payments be made on a fixed basis). No election may be made that would result in the first Annuity Payment of less than $50, or total yearly Annuity Payments of less than $250 (less if required by state law). If the Account Value on the Annuity Date is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected. We reserve the right to increase the minimum first Annuity Payment amount and the minimum annual Annuity Payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U), since July 1, 1993.


      If Annuity Payments are to be made on a variable basis, the first and subsequent payments will vary depending on the assumed net investment rate selected (3-1/2% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity Payments will increase thereafter only to the extent that the net investment rate exceeds 5% on an annualized basis. Annuity Payments would decline if the rate were below 5%. Use of the 3-1/2% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate. (See the Statement of Additional Information for further discussion on the impact of selecting an assumed net investment rate.)

CHARGES DEDUCTED DURING THE ANNUITY PERIOD

      We make a daily deduction for mortality and expense risks from any amounts held on a variable basis. Therefore, electing the nonlifetime option on a variable basis will result in a deduction being made even though we assume no mortality risk. We may also deduct a daily administrative charge from amounts held under the variable options. This charge, established when a variable Annuity Option is elected, will not exceed 0.25% per year of amounts held on a variable basis. Once established, the charge will be effective during the entire Annuity Period. (See "Charges and Deductions.")


DEATH BENEFIT PAYABLE DURING THE ANNUITY PERIOD

      The death benefit, if any, due when the Annuitant dies after Annuity Payments have begun, will depend on the terms of the Contract and the Annuity Option selected. If Option 1 or Option 4 was elected, Annuity Payments will cease on the death of the Annuitant under Option 1 or the death of the surviving Annuitant under Option 4.



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                                       15

      If Lifetime Option 2 or Option 5 was elected and the death of the Annuitant under Option 2, or the surviving Annuitant under Option 5, occurs prior to the end of the guaranteed minimum payment period, we will continue payments to the Beneficiary unless the Beneficiary elects a lump sum.

      If the nonlifetime option was elected, and the Annuitant dies before all payments are made, the value of any remaining payments will be paid to the Beneficiary unless the Beneficiary elects a lump sum.

      When the Annuitant dies after Annuity Payments have begun and if there is a death benefit payable under the Annuity option elected, the remaining value must be distributed to the Beneficiary at least as rapidly as under the original method of distribution.

      Any lump-sum payment paid under the applicable lifetime or nonlifetime Annuity options will be made within seven calendar days after acceptable proof of death, and a request for payment are received at our Home Office. The value of any death benefit proceeds will be determined as of the next Valuation Date after we receive acceptable proof of death and a request for payment. Under Options 2 and 5, such value will be reduced by any payments made after the date of death.


                                  TAX STATUS
================================================================================

INTRODUCTION


      The following provides a general discussion and is not intended as tax advice. This discussion reflects the Company's understanding of current federal income tax law. Such laws may change in the future, and it is possible that any change could be retroactive (i.e., effective prior to the date of the change). In addition, this discussion does not cover the potential application of federal estate and gift tax laws, or state, local or any other tax law. The Company makes no guarantee regarding the tax treatment of any contract or transaction involving a Contract.

      The Contract may be purchased on a non-tax qualified basis ("Nonqualified Contract") or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Section 401(a), 403(b), 408(b) or 457 of the Code ("Qualified Contracts"). The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity payments, and on the economic benefit to the Contract Holder, Certificate Holder or Beneficiary may depend upon the tax status of the individual concerned. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction.


TAXATION OF THE COMPANY

      The Company is taxed as a life insurance company under the Code. Since the Separate Account is not an entity separate from the Company, it will not be taxed separately as a "regulated investment company" under the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

      Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretation thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

TAX STATUS OF THE CONTRACT

      Diversification. Section 817(h) of the Code requires that with respect to Nonqualified Contracts, the investments of the Funds be "adequately diversified" in accordance with Treasury Regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the Funds' assets may be invested.

      In addition, in certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In these circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. The


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                                       16
ownership rights under the contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that owners were not owners of separate account assets. For example, a Certificate Holder has additional flexibility in allocating premium payments and account values. In addition, the number of funds provided under the Contract is significantly greater than the number of funds offered in contracts on which rulings have been issued. These differences could result in a Certificate Holder being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company reserves the right to modify the Contract as necessary to attempt to prevent a Certificate Holder from being considered the owner of a pro rata share of the assets of the Separate Account.

      Required Distributions--Nonqualified Contracts: In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires Nonqualified Contracts to provide that (a) if any Certificate Holder dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution in effect at the time of the Certificate Holder's death, and (b) if any Certificate Holder dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Certificate Holder's death. These requirements will be considered satisfied as to any portion of a Certificate Holder's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Certificate Holder's death. The "designated beneficiary" refers to a natural person designated by the Certificate Holder as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of the deceased Certificate Holder, the Account may be continued with the surviving spouse as the new Certificate Holder.

      The Nonqualifed Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

      The discussion under "Taxation of Annuities" below is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.


      Required Distributions--Qualified Contracts: The Code has required distribution rules for Section 401(a), 403(b) and 457 Plans and Individual Retirement Annuities. Other than for IRAs and for five-percent owners in other Qualified Contracts distributions must generally begin by April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2 or retires, whichever occurs later. For IRA depositors and for five-percent owners, minimum distributions must begin by April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2. Under 403(b) plans, if the Company maintains separate records, distribution of amounts held as of December 31, 1986 must generally begin by the end of the calendar year in which the participant attains age 75 (or retires, whichever occurs later). However, special rules require that some or all of the balance be distributed earlier if any distributions are taken in excess of the minimum required amount.


      To comply with these provisions, distributions must be in a form and amount sufficient to satisfy the minimum distribution and minimum distribution incidental death benefit rules specified in Section 401(a) (9) of the Code. In general, annuity payments must be distributed over the participant's life or the joint lives of the participant and beneficiary, or over a period not greater than the participant's life expectancy or the joint life expectancies of the participant and beneficiary. Also, any distribution under a Section 457 Plan payable over a period of more than one year must be made in substantially nonincreasing amounts.

      If the participant dies on or after the required beginning date for minimum distributions, distributions to the beneficiary must be made at least as rapidly as the method of distribution in effect at the time of the participant's death. However, if the required minimum distribution is calculated each year based on the participant's single life expectancy or the joint life expectancies of the participant and beneficiary, the regulations for Code Section 401(a)(9) provide specific rules for calculating the required minimum distributions at the participant's death. For example, if ECO was elected with the calculation based on the participant's single life expectancy, and the life expectancy is recalculated each year, the recalculated life expectancy becomes zero in the calendar year following the participant's death and


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                                       17
the entire remaining interest must be distributed to the beneficiary by December 31 of the year following the participant's death. However, a spousal beneficiary, other than under a Section 457 Plan, has certain rollover rights which can only be exercised in the year of the participant's death. The rules are complex and the participant should consult a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.

      If the participant dies before the required beginning date for minimum distributions, the entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of the participant's death. Alternatively, payments may be made over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary, not to exceed 15 years for a non-spousal beneficiary under a Section 457 Plan, provided the distribution begins to a non-spouse beneficiary by December 31 of the calendar year following the calendar year of the participant's death. If payments are made to a spousal beneficiary, distributions must begin by the later of December 31 of the calendar year following the calendar year of the death or December 31 of the calendar year in which the participant would have attained age 70-1/2.

      An exception applies for a spousal beneficiary under an Individual Retirement Annuity. In lieu of taking a distribution under these rules, a spousal Beneficiary may elect to treat the Account as his or her own IRA and defer taking a distribution until his or her age 70-1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the Account or fails to take a distribution within the required time period.

      If the participant or beneficiary fails to take the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

TAXATION OF ANNUITY CONTRACTS

      In General: Section 72 of the Code governs taxation of annuities in general. The Company believes that a Certificate Holder under a Nonqualified Contract who is a natural person generally is not taxed on increases in the Account Value until distribution occurs by withdrawing all or part of such Account Value (e.g., withdrawals or Annuity Payments under the Annuity Option elected). The taxable portion of a distribution (in the form of a single sum payment or an Annuity) is taxable as ordinary income.


      Non-Natural Holders of a Nonqualified Contract: If the Certificate Holder is not a natural person, a Nonqualified Contract is not treated as an annuity for income tax purposes and the "income on the contract" for the taxable year is currently taxable as ordinary income. "Income on the contract" is any increase over the year in the Surrender Value, adjusted for Purchase Payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to the rule and a non-natural person should consult with its tax adviser prior to purchasing this Contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of "income on the contract" for purposes of the unrelated business income tax. When the Certificate Holder is not a natural person, the Annuitant is considered the Certificate Holder for the purpose of meeting the required distribution-at-death rules. In addition, when the Certificate Holder is not a natural person, a change in Annuitant is treated as the death of the Certificate Holder.


      The following discussion generally applies to Qualified Contracts or Nonqualified Contracts owned by a natural person.

      Withdrawals: In the case of a withdrawal under a Qualified Contract, including withdrawals under SWO or ECO, the amount taxable is generally based on the ratio of the "investment in the contract" to Account Value. The "investment in the contract" generally equals the amount of any nondeductible Purchase Payments paid by or on behalf of any individual less any amount received previously which was excludable from gross income. For a Qualified Contract, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

      With respect to Nonqualified Contracts, partial withdrawals, including withdrawals under SWO, are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The Account Value immediately before a withdrawal may have to be increased by any positive market value adjustment (MVA) that results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of MVAs in these circumstances, and a Certificate Holder should contact a competent tax advisor with respect to the potential tax consequences of any MVA that arises as a result of a partial withdrawal.


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                                       18

      Full withdrawals of a Nonqualified Contract are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

      Annuity Payments: Although the tax consequences may vary depending on the Annuity Payment elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

      Penalty Tax: In the case of a distribution pursuant to a Nonqualified Contract, or a Qualified Contract other than a Qualified Contract sold in conjunction with a Code Section 457 Plan, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income.

      In general, there is no penalty tax on distributions from a Nonqualified
Contract: (1) made on or after the date on which the taxpayer attains age 59-1/2; (2) made as a result of the death of the Certificate Holder; (3) attributable to the taxpayer's total and permanent disability; (4) received in substantially equal periodic payments (at least annually) over the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and a "designated beneficiary"; or (5) allocable to "investment in the contract" before August 14, 1982.

      If a distribution is made from a Qualified Contract sold in conjunction with a Section 401(a) Plan or Section 403(b) Plan, the penalty tax will not apply on distribution made when the participant (a) attains age 59-1/2, (b) becomes permanently and totally disabled, (c) dies, (d) separates from service with the plan sponsor at or after age 55, (e) rolls over the distribution amount to another plan of the same type in accordance with the terms of the Code, or
(f) takes the distributions in substantially equal periodic payments (at least annually) over his or her life or life expectancy or the joint lives or joint life expectancies of the participant and plan beneficiary, provided the participant has separated from service with the plan sponsor. In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses incurred by the participant that qualify for deduction as specified in the Code. The Code may impose other penalty taxes in other circumstances.

      In general, the same exceptions described in the preceding paragraph will apply to distributions made from an Individual Retirement Annuity. Beginning January 1, 1997, the penalty tax is also waived and distributions made from an IRA to pay for health insurance premiums for certain unemployed individuals.

      Taxation of Death Benefit Proceeds: Amounts may be distributed from the Contract because of the death of a Certificate Holder or the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above.

      Transfers, Assignments or Exchanges of the Contract: A transfer of ownership of a Contract, the designation of an Annuitant, payee or other Beneficiary who is not also a Certificate Holder, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences. The assignment, pledge, or agreement to assign or pledge any portion of the Account Value generally will be treated as a distribution. The assignment or transfer of ownership of a Qualified Contract generally is not allowed. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

      Multiple Contracts: All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of

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                                       19
annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

CONTRACTS USED WITH CERTAIN RETIREMENT PLANS

      Qualified Contracts in General. The Qualified Contract is designed for use as an Individual Retirement Annuity or as a Contract used in connection with certain employer sponsored retirement plans. The tax rules applicable to participants and beneficiaries in Qualified Contracts are complex. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59-1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

      The Company makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Participants and beneficiaries under Qualified Contracts may be subject to the terms and conditions of the retirement plans themselves, in addition to the terms and conditions of the Contract issued in connection with such plans. Some retirement plans are subject to distribution and other requirements that are not incorporated in the provisions of the Contracts. Purchasers are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable laws, and should consult their legal counsel and tax adviser regarding the suitability of the Contract.


      Section 457 Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Prior to the August 20, 1996 enactment of the Small Business Job Protection Act of 1996 (the "Small Business Act") compensation deferred under the plans, all property and rights purchased with such amounts, and all income attributable to such amounts, property or rights remained solely the property and rights of the employer (without being restricted to the provision of benefits) subject only to the claims of the employer's general creditors. For that reason, depending on the terms of the particular plan, the employer may have been entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

      Under the Small Business Act, plans maintained by State or local governments, their political subdivisions, agencies, instrumentalities and certain affiliates will be required to hold all assets and income of the Plan in trust for the exclusive benefit of plan participants and their beneficiaries. For purposes of meeting the new requirement, custodial accounts and annuity contracts are treated as trusts. State and local government plans that were in existence on August 20, 1996 are allowed a transition period that ends January 1, 1999 to comply with the new requirement.

      In general, all amounts received under a Section 457 plan are taxable and reportable to the IRS as taxable income. Also, all amounts except death benefit proceeds are subject to federal income tax withholding as wages. If we make payments directly to a participant on behalf of the employer as owner, we will withhold federal taxes (and state taxes, if applicable).

      The Code imposes a maximum limit on annual Purchase Payments which may be excluded from the participant's gross income. Such limit is generally the lesser of $7,500 (as adjusted to reflect changes in the cost of living) or 33-1/3% of the participant's includible compensation (25% of gross compensation).


      Section 401(a) Plans. Section 401(a) permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to an individual except to a participant as a means to provide benefit payments.

      The Code imposes a maximum limit on annual Purchase Payments that may be excluded from a participant's gross income. Such limit must be calculated under the Plan by the employer in accordance with Section


--------------------------------------------------------------------------------
                                       20

415 of the Code. This limit is generally the lesser of 25% of the participant's compensation or $30,000. In addition, Purchase Payments will be excluded from a participant's gross income only if the Section 401(a) Plan meets certain nondiscrimination requirements.

      All distributions will be taxed as they are received unless the distribution is rolled over to another plan of the same type or to an individual retirement annuity/account ("IRA") in accordance with the Code, or unless the participant has made after-tax contributions to the plan, which are not taxed upon distribution. The Code has specific rules that apply, depending on the type of distribution received, if after-tax contributions were made.


      In general, payments received by a beneficiary after the participant's death are taxed in the same manner as if the participant had received those payments, except that a limited death benefit exclusion may apply for payments due to deaths that occurred on or before August 20, 1996. This exclusion no longer applies to payments due to deaths occurring after August 20, 1996.


      Section 403(b) Plans. Under Section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

      In order to be excludable from taxable income, total annual contributions made by the participant and his or her employer cannot exceed either of two limits set by the Code. The first limit, under Section 415, is generally the lesser of 25% of includible compensation or $30,000. The second limit, which is the exclusion allowance under Section 403(b), is usually calculated according to a formula that takes into account the participant's length of employment and any pretax contributions to certain other retirement plans. These two limits apply to the participant's contributions as well as to any contributions made by the employer on behalf of the participant. There is an additional limit that specifically limits salary reduction contributions to generally no more than $9,500 annually (subject to indexing); a participant's own limit may be higher or lower, depending on certain conditions. In addition, Purchase Payments will be excluded from a participant's gross income only if the Plan meets certain nondiscrimination requirements.

      Section 403(b)(11) restricts the distribution under Section 403(b) contracts of: (1) salary reduction contributions made after December 31, 1988;
(2) earnings on those contributions; and (3) earnings during such period on amounts held as of December 31, 1988. Distribution of those amounts may only occur upon death of the participant, attainment of age 59-1/2, separation from service, total and permanent disability, or financial hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

      Individual Retirement Annuities and Simplified Employee Pension Plans.
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity, hereinafter referred to as an "IRA." Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Employers may establish Simplified Employee Pension (SEP) Plans and contribute to an IRA owned by the employee. Purchasers of a Qualified Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

      Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients may be provided the opportunity to elect not to have tax withheld from distributions; however, certain distributions from Section 401(a) Plans and
Section 403(b) tax-deferred annuities are subject to mandatory 20% federal income tax withholding. We will report to the IRS the taxable portion of all distributions.

                                 MISCELLANEOUS
================================================================================

DISTRIBUTION


      Aetna Life Insurance and Annuity Company ("ALIAC") will serve as the principal underwriter for the securities sold by this Prospectus. ALIAC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). As principal underwriter, ALIAC will contract with one or more registered broker-dealers, or with banks that may be acting as broker-dealers without separate registration



--------------------------------------------------------------------------------
                                       21
under the Securities Exchange Act of 1934 pursuant to legal and regulatory exceptions ("Distributors") to offer and sell the Contracts. ALIAC and one or more of its affiliates may also sell the Contracts directly. All individuals offering and selling the Contracts must either be registered representatives of a broker-dealer, or employees of a bank exempt from registration under the Securities Exchange Act of 1934, and must also be licensed as insurance agents to sell variable annuity contracts.

      From time to time, ALIAC may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the Contracts, and may negotiate different commissions for these broker-dealers.


      ALIAC may also contract with independent third party broker-dealers who will act as wholesalers by assisting ALIAC in finding broker-dealers or banks interested in acting as Distributors for the Contracts. These wholesalers may also provide training, marketing and other sales related functions for ALIAC and other Distributors and may provide certain administrative services to ALIAC in connection with the Contracts. ALIAC may pay such wholesalers compensation based on Purchase Payments for the Contracts purchased through Distributors selected by the wholesaler.

      ALIAC may also designate third parties to provide services in connection with the Contracts such as reviewing applications for completeness and compliance with insurance requirements and providing the Distributors with approved marketing material, prospectuses or other supplies. These parties will also receive payments based on Purchase Payments for their services, to the extent such payments are allowed by applicable securities laws. All costs and expenses related to these services will be paid by ALIAC.


      Payment of Commissions. Commissions will be paid to Distributors who sell the Contracts. Distributors will be paid commissions up to an amount currently equal to 6.5% of Purchase Payments. Pursuant to agreements between the Underwriter and the Distributor, commissions may be paid as a combination of a certain percentage amount at the time of sale and a trail commission of up to 0.40% of assets due to Purchase Payments (which, when combined, could exceed 6.5% of Purchase Payments). In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.


      Other than the mortality and expense risk charge and the administrative charge, all expenses incurred in the operations of the Separate Account are borne by the Company.

DELAY OR SUSPENSION OF PAYMENTS


      The Company reserves the right to suspend or postpone the date of payment for any benefit or values (a) on any Valuation Date on which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or when trading on the Exchange is restricted; (b) when an emergency exists, as determined by the SEC, so that disposal of securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable for the Company fairly to determine the value of the Subaccount's assets; or (c) during such other periods as the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.


PERFORMANCE REPORTING

      From time to time, the Company may advertise different types of historical performance for the Subaccounts of the Separate Account. The Company may advertise the "standardized average annual total returns" of the Subaccounts, calculated in a manner prescribed by the SEC, as well as the "non-standardized returns." "Standardized average annual total returns" are computed according to a formula in which a hypothetical investment of $1,000 is applied to the Subaccount and then related to the ending redeemable values over the most recent one, five and ten-year periods (or since inception, if less than ten years). Standardized returns will reflect the reduction of all recurring charges during each period (e.g., mortality and expense risk charges, annual maintenance fees, administrative charge and any applicable deferred sales charge). "Non-standardized returns" will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods.

      The Company may also advertise certain ratings, rankings or other information related to the Company, the


--------------------------------------------------------------------------------
                                       22

Subaccounts or the Funds. Further details regarding performance reporting and advertising are described in the Statement of Additional Information.

VOTING RIGHTS

      Each Contract Holder may direct us in the voting of shares at shareholders' meetings of the appropriate Funds(s). The number of votes to which each Contract Holder may give direction will be determined as of the record date. The number of votes each Contract Holder is entitled to direct with respect to a particular Fund during the Accumulation Period equals the portion of the Account Values(s) of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. During the Annuity Period, the number of votes is equal to the valuation reserve for the portion of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. In determining the number of votes, fractional votes will be recognized. Where the value of the Contract or valuation reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

      If you are a Certificate Holder under a group Contract, you have a fully vested (100%) interest in the benefits provided to you under your Account. Therefore, you may instruct the group Contract Holder how to direct the Company to cast the votes for the portion or the value of valuation reserve attributable to your Account. Votes attributable to those Certificate Holders who do not instruct the group Contract Holder will be cast by the Company in the same proportion as votes for which instructions have been received by the group Contract Holder. Votes attributable to individual or group Contract Holders who do not direct us will be cast by us in the same proportion as votes for which directions we have received.

      You will receive a notice of each meeting of shareholders, together with any proxy solicitation materials, and a statement of the number of votes attributable to your Account.

MODIFICATION OF THE CONTRACT


      The Company may change the Contract as required by federal or state law. In addition, the Company may, upon 30 days written notice to the Contract Holder, make other changes to group Contracts that would apply only to individuals who become Certificate Holders under that Contract after the effective date of such changes. If the Contract Holder does not agree to a change, the Company reserves the right to refuse to establish new Accounts under the Contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.


TRANSFERS OF OWNERSHIP; ASSIGNMENT

      Assignments or transfers of ownership of a Qualified Contract generally are not allowed except as permitted under the Code, incident to a divorce. The prohibition does not apply to a Qualified Contract sold in conjunction with (1) a Section 457 deferred compensation plan, or (2) a Section 401(a) plan where the Contract is owned by a trustee. We will accept assignments or transfers of ownership of a Nonqualified Contract or a Qualified Contract where assignments or transfers of ownership are not prohibited, with proper notification. The date of any such transfer will be the date we receive the notification at our Home Office. (Refer to "Tax Status" for general tax information.) If you are contemplating a transfer of ownership or assignment you should consult a tax adviser due to the potential for tax liability.

      No assignment of a Contract will be binding on us unless made in writing and sent to us at our Home Office. The Company will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If the Company fails to follow its procedures, it would be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the Certificate Holder and the interest of the Annuitant and any Beneficiary will be subject to the rights of any assignee of record.

INVOLUNTARY TERMINATIONS


      We reserve the right to terminate any Account with a value of $2,500 or less immediately following a partial withdrawal (unless otherwise required by State law). However, an Individual Retirement Annuity may only be closed out when Purchase Payments have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days advance written notice. No deferred sales charge will be deducted for involuntary terminations. The Company does not intend to exercise this right in cases where the Account Value is reduced to $2,500 or less solely due to investment performance.


LEGAL MATTERS AND PROCEEDINGS


      The Company knows of no material legal proceedings pending to which the Separate Account or the Company is a party or which would materially affect the Separate Account. The validity of the securities offered by this Prospectus has been passed upon by Counsel to the Company.



--------------------------------------------------------------------------------
                                       23

                                CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION
================================================================================

     The Statement of Additional Information contains more specific information on the Separate Account and the Contract, as well as the financial statements of the Separate Account and the Company. A list of the contents of the SAI is set forth below:

         General Information and History
         Variable Annuity Account I
         Offering and Purchase of Contracts
         Performance Data
          General
          Average Annual Total Return Quotations
         Annuity Payments
         Sales Material and Advertising
         Independent Auditors
         Financial Statements of the Separate Account
         Financial Statements of the Company


--------------------------------------------------------------------------------
                                       24

                                    APPENDIX
                            AICA GUARANTEED ACCOUNT
================================================================================

     The AICA Guaranteed Account (the "Guaranteed Account") is a credited interest option available during the Accumulation Period under the Contracts. This Appendix is a summary of the Guaranteed Account and is not intended to replace the Guaranteed Account prospectus. You should read the accompanying Guaranteed Account prospectus carefully before investing.

     The Guaranteed Account is a credited interest option in which we guarantee stipulated rates of interest for stated periods of time on amounts directed to the Guaranteed Account. A guaranteed rate is credited for the full term. The interest rate stipulated is an annual effective yield; that is, it reflects a full year's interest. Interest is credited daily at a rate that will provide the guaranteed annual effective yield for one year. Guaranteed interest rates will never be less than an annual effective rate of 3%.


     During a deposit period, amounts may be applied to any of the available guaranteed terms. A Guaranteed Term is the period of time specified by the Company for which a specific Guaranteed Rate or Rates are offered on amounts invested during a specific Deposit Period. Guaranteed Terms are made available by the Company subject to the Company's terms and conditions. See the prospectus for the Guaranteed Account for further details regarding Guaranteed Term. The Company may offer more than one Guaranteed Term of the same duration. Purchase Payments received after the initial payment will be allocated in the same proportions as the last allocation, if no new allocation instructions are received with the Purchase Payment. If the same guaranteed term(s) are not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

     Except for transfers from an available Guaranteed Term in connection with the Dollar Cost Averaging Program, withdrawals taken in connection with an Estate Conservation or Systematic Withdrawal distribution option, and withdrawals for minimum distributions required by the Code for which the deferred sales charge is waived, withdrawals or transfers from a guaranteed term before the guaranteed term matures may be subject to a market value adjustment ("MVA"). An MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. When interest rates increase after the date of deposit, the value of the investment decreases, and the MVA is negative. Conversely, when interest rates decrease after the date of deposit, the value of the investment increases, and the MVA is positive. It is possible that a negative MVA could result in the Certificate Holder receiving an amount which is less than the amount paid into the Guaranteed Account


     For partial withdrawals during the Accumulation Period, amounts to be withdrawn from the Guaranteed Account will be withdrawn on a pro rata basis from each group of deposits having the same length of time until the Maturity Date ("Guaranteed Term Group"). Within a Guaranteed Term Group, the amount will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

     As a Guaranteed Term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new Guaranteed Term, (b) transferred to other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to a deferred sales charge. If no direction is received by the Company at its Home Office by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to the current deposit period for a similar length guaranteed term. If the same guaranteed term is no longer available the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

     If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows you to transfer without an MVA to available guaranteed terms of the current deposit period or to other available investment options, or surrender without an MVA (if applicable, a deferred sales charge is assessed on the surrendered amount). The provision is available only during the calendar month immediately following a guaranteed term maturity date and only applies to the first transaction regardless of the amount involved in the transaction.


--------------------------------------------------------------------------------
                                       25

MORTALITY AND EXPENSE RISK CHARGES

     We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

TRANSFERS

     Amounts applied to a guaranteed term during a deposit period may not be transferred to any other funding option or to another guaranteed term during that deposit period or for 90 days after the close of that deposit period. This does not apply to (1) amounts transferred on the Maturity Date or under the maturity value transfer provision; (2) amounts transferred from the Guaranteed Account before the Maturity Date due to the election of an Annuity Option, (3) amounts transferred from an available Guaranteed Term in connection with the Dollar Cost Averaging Program; and (4) amounts distributed under the Estate Conservation or Systematic Withdrawal distribution. Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Except for transactions described in items (1), (3) and (4) above, amounts withdrawn or transferred from the Guaranteed Account prior to the maturity date will be subject to a Market Value Adjustment. However, only a positive aggregate MVA will be applied to transfers made due to annuitization under one of the lifetime Annuity Options described in item (2) above.

     The Certificate Holder may select a maximum of 18 different investment options during the Accumulation Period. Under the Guaranteed Account, each guaranteed term is counted as one funding option. If a guaranteed term matures, and is renewed for the same term, it will not count as an additional investment option.

     Transfers of the Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the Account.

     By notifying us at least 30 days prior to the Annuity Date, you may elect a variable annuity and have amounts that have been accumulating under the Guaranteed Account transferred to one or more of the Subaccounts available during the Annuity Period. The Guaranteed Account cannot be used as an investment option during the Annuity Period. Transfers made due to the election of a lifetime Annuity Option will be subject to only a positive aggregate MVA.

DEATH BENEFIT

     Full and partial withdrawals and transfers made from the Guaranteed Account within six months after the date of the Annuitant's death will be the greater of:

(1) the aggregate MVA amount (i.e., the sum of all market value adjusted amounts calculated due to a withdrawal of amounts) which may be greater or less than the Account Value of those amounts; or

(2) the applicable portion of the Account Value attributable to the Guaranteed Account.


     After the six-month period, the surrender or transfer amount will be adjusted for the aggregate MVA amount, which may be greater or less than the Account Value of those amounts.

DISTRIBUTION

     Aetna Life Insurance and Annuity Company ("ALIAC") is the principal underwriter of the Contract. ALIAC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc.

     From time to time, ALIAC may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the Contracts, and may negotiate different commissions for these broker-dealers.



--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT I
                                       OF
                       AETNA INSURANCE COMPANY OF AMERICA
--------------------------------------------------------------------------------

              Statement of Additional Information dated May 1, 1997

                               AICA Marathon Plus

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account I (the "Separate Account") dated May 1, 1997.


A free prospectus is available upon request from the local Aetna Insurance Company of America office or by writing to or calling:

                       Aetna Insurance Company of America
                                Customer Service
                              151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 1-800-531-4547

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

                                TABLE OF CONTENTS

                                                                 Page
                                                                 ----
          General Information and History.....................    2
          Variable Annuity Account I..........................    2
          Offering and Purchase of Contracts..................    3
          Performance Data....................................    3
                General.......................................    3
                Average Annual Total Return Quotations........    4
          Annuity Payments....................................    7
          Sales Material and Advertising......................    8
          Independent Auditors................................    8
          Financial Statements of the Separate Account........    S-1
          Financial Statements of the Company.................    F-1

                         GENERAL INFORMATION AND HISTORY

Aetna Insurance Company of America (the "Company") is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1990. The Company is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company ("ALIAC"), a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.


ALIAC, a registered broker-dealer under the Securities Exchange Act of 1934, serves as the principal underwriter for Account I. ALIAC is also a registered investment adviser under the Investment Advisers Act of 1940.

Other than the mortality and expense risk charges and administrative charge described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. See "Charges and Deductions" in the prospectus. The Company receives reimbursement for certain administrative costs from some unaffiliated sponsors of the Funds used as funding options under the Contract. These fees generally range up to 0.25%.

The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

                           VARIABLE ANNUITY ACCOUNT I

Variable Annuity Account I (the "Separate Account") is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Purchase Payments made under the Contract may be allocated to one or more of the Subaccounts. Each Subaccount invests in the shares of only one of the Funds listed below. The Company may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the Contract. The availability of the Funds is subject to applicable regulatory authorization. Not all Funds are available in all jurisdictions or under all Contracts.

-------------------------------------------------------------------------------
                                       2

The Funds currently available under the Contract are as follows:


        Aetna Variable Fund
        Aetna Income Shares
        Aetna Variable Encore Fund
        Aetna Investment Advisers Fund, Inc.
        Aetna Ascent Variable Portfolio
        Aetna Crossroads Variable Portfolio
        Aetna Legacy Variable Portfolio
        Aetna Variable Capital Appreciation Portfolio
        Aetna Variable Growth Portfolio
        Aetna Variable Index Plus Portfolio
        Aetna Variable Small Company Portfolio
        Alger American Balanced Portfolio
        Alger American Growth Portfolio
        Alger American Income and Growth Portfolio
        Alger American Leveraged AllCap Portfolio
        Alger American MidCap Growth Portfolio
        Alger American Small Cap Portfolio
        American Century VP Balanced
          (formerly "TCI Balanced")
        American Century VP Capital Appreciation
          (formerly "TCI Growth")
        American Century VP International
          (formerly "TCI International")
        Federated American Leaders Fund II
        Federated Fund for U. S. Government Securities II
        Federated High Income Bond Fund II
        Federated Utility Fund II
        Fidelity VIP Equity-Income Portfolio
        Fidelity VIP Growth Portfolio
        Fidelity VIP High Income Portfolio
        Fidelity VIP Overseas Portfolio
        Fidelity VIP II Asset Manager Portfolio
        Fidelity VIP II Contrafund Portfolio
        Fidelity VIP II Index 500 Portfolio
        Fidelity VIP II Investment Grade Bond Portfolio
        Janus Aspen Aggressive Growth Portfolio
        Janus Aspen Balanced Portfolio
        Janus Aspen Flexible Income Portfolio
        Janus Aspen Growth Portfolio
        Janus Aspen Short-Term Bond Portfolio
        Janus Aspen Worldwide Growth Portfolio
        Lexington Emerging Markets Fund, Inc.
        Lexington Natural Resources Trust
        MFS Emerging Growth Series
        MFS Research Series
        MFS Total Return Series
        MFS Value Series
        MFS World Governments Series
        Oppenheimer Capital Appreciation Fund
        Oppenheimer Global Securities Fund
        Oppenheimer Growth & Income Fund
        Oppenheimer Strategic Bond Fund


Complete descriptions of each of the Funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the Funds.

                       OFFERING AND PURCHASE OF CONTRACTS

The Company is the depositor and ALIAC is the principal underwriter for the securities sold by the prospectus. ALIAC offers the Contracts through life insurance agents licensed to sell variable annuities who are Registered Representatives as defined in the prospectus. The offering of the Contracts is continuous. A description of the manner in which Contracts are purchased may be found in the prospectus under the sections titled "Purchase" and "Contract Valuation."

                                PERFORMANCE DATA

GENERAL

From time to time, the Company may advertise different types of historical performance for the Subaccounts of the Separate Account available under the Contracts. The Company may advertise the "standardized average annual total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized return"), as well as "non-standardized returns," both of which are described below.

--------------------------------------------------------------------------------
                                       3

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial Purchase Payment of $1,000 is applied to the various Subaccounts under the Contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the Fund since inception and then adjust them to reflect the deduction of all recurring charges under the Contracts during each period (e.g., mortality and expense risk charges, maintenance fees, administrative charges, and deferred sales charges). These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee is converted to a percentage of assets based on the average account size under the Contracts described in the prospectus.


The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods.


Investment results of the Subaccounts will fluctuate over time, and any presentation of the Subaccounts' total return quotations for any prior period should not be considered as a representation of how the Subaccounts will perform in any future period. Additionally, the Account Value upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - Standardized and Non-Standardized

The tables shown below reflect the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1996 for the Subaccounts available under the Contract. For those Subaccounts where results are not available for the full calendar period indicated, the percentage shown is an average annual return since inception (denoted with an asterisk).

--------------------------------------------------------------------------------
                                       4


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            FUND
         ($30 MAINTENANCE FEE)                      STANDARDIZED                         NON-STANDARDIZED                INCEPTION
                                                                                                                            DATE
 ---------------------------------------------------------------------------------------------------------------------------------
                SUBACCOUNT                1  Year    5 Years     10 Years    1 Year      3 Years    5 Years    10 Years
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Variable Fund                       14.12%     11.16%      12.63%      22.71%      16.03%     11.59%     12.63%   05/01/75
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Income Shares                       (5.01%)     4.70%       7.31%       2.14%       4.11%      5.28%      7.31%   05/15/73
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Variable Encore Fund                (3.39%)     2.36%       4.60%       3.89%       3.67%      3.00%      4.60%   08/01/75
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Investment Advisers Fund, Inc.       5.60%      9.25%       9.74%*     13.55%      11.82%      9.72%      9.74%*  04/03/89
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Ascent Variable Portfolio           13.31%     17.73%*      n/a        21.84%      21.44%*     n/a        n/a     07/05/95
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Crossroads Variable Portfolio        8.94%     13.65%*      n/a        17.14%      17.46%*     n/a        n/a     07/05/95
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Legacy Variable Portfolio            4.70%      9.75%*      n/a        12.58%      13.66%*     n/a        n/a     07/05/95
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Variable Index Plus Portfolio        1.54%*     n/a         n/a         9.19%*      n/a        n/a        n/a     09/16/96
---------------------------------------------------------------------------------------------------------------------------------
 Alger American Balanced Portfolio          1.01%      7.84%       7.11%*      8.62%       9.15%      8.33%      7.11%*  09/05/89
---------------------------------------------------------------------------------------------------------------------------------
 Alger American Growth Portfolio            3.93%     14.64%      17.02%*     11.75%      14.56%     15.01%     17.02%*  01/09/89
---------------------------------------------------------------------------------------------------------------------------------
 Alger American Income and Growth
   Portfolio                                9.74%     10.19%       9.76%*     18.00%      12.45%     10.63%      9.76%*  11/15/88
---------------------------------------------------------------------------------------------------------------------------------
 Alger American Leveraged AllCap
   Portfolio                                2.73%     37.29%*      n/a        10.46%      39.46%*     n/a        n/a     01/25/95
---------------------------------------------------------------------------------------------------------------------------------
 Alger American MidCap Growth Portfolio     2.60%     21.64%*      n/a        10.32%      15.12%     22.40%*     n/a     05/03/93
---------------------------------------------------------------------------------------------------------------------------------
 Alger American Small Capitalization
   Portfolio                               (4.48%)     8.99%      18.55%*      2.72%      11.29%      9.47%     18.55%*  09/21/88
---------------------------------------------------------------------------------------------------------------------------------
 American Century VP Balanced               2.89%      4.64%       8.29%*     10.63%       9.45%      5.22%      8.69%*  05/01/91
---------------------------------------------------------------------------------------------------------------------------------
 American Century VP Capital
   Appreciation                           (12.27%)     4.10%       9.27%*     (5.67%)      5.92%      4.69%      9.27%*  11/20/87
---------------------------------------------------------------------------------------------------------------------------------
 American Century VP International          4.90%      4.39%*      n/a        12.80%       6.21%*     n/a        n/a     05/01/94
---------------------------------------------------------------------------------------------------------------------------------
 Federated American Leaders Fund II        11.48%     15.06%*      n/a        19.87%      16.39%*     n/a        n/a     02/10/94
---------------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government
   Securities II                           (4.46%)     2.32%*      n/a         2.74%       4.14%*     n/a        n/a     03/28/94
---------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II         4.82%      7.33%*      n/a        12.71%       8.93%*     n/a        n/a     03/01/94
---------------------------------------------------------------------------------------------------------------------------------
 Federated Utility Fund II                  2.30%      7.54%*      n/a         9.99%       9.09%*     n/a        n/a     02/10/94
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Equity-Income Portfolio       4.79%     15.99%      12.16%      12.68%      16.59%     16.34%     12.16%   10/09/86
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            FUND
         ($30 MAINTENANCE FEE)                      STANDARDIZED                         NON-STANDARDIZED                INCEPTION
                                                                                                                            DATE
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Growth Portfolio              5.18%     13.17%      13.55%      13.09%      14.17%     13.56%     13.55%   10/09/86
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP High Income Portfolio         4.56%     12.96%       9.57%      12.43%       9.08%     13.36%      9.57%   09/19/85
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Overseas Portfolio            3.75%      7.11%       6.42%*     11.56%       6.59%      7.63%      6.42%*  02/13/87
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Asset Manager              5.08%      9.23%      10.14%*     12.99%       6.46%      9.70%     10.14%*  09/06/89
 Portfolio
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Contrafund Portfolio      11.15%     26.17%*      n/a        19.52%      28.48%*     n/a        n/a     01/03/95
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Index 500 Portfolio       12.62%     14.90%*      n/a        21.10%      17.74%     15.48%*     n/a     08/27/92
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Investment Grade
   Bond Portfolio                          (5.39%)     4.57%       6.69%*      1.73%       3.76%      5.15%      6.69%*  12/05/88
---------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Aggressive Growth             (1.02%)    18.60%*      n/a         6.43%      15.35%     19.59%*     n/a     09/13/93
 Portfolio
---------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Balanced Portfolio             6.53%     11.81%*      n/a        14.55%      11.91%     13.00%*     n/a     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Flexible Income Portfolio      0.12%      6.64%*      n/a         7.66%       8.71%      7.99%*     n/a     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Growth Portfolio               8.61%     13.42%*      n/a        16.79%      14.96%     14.56%*     n/a     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Short-Term Bond Portfolio     (4.66%)     1.41%*      n/a         2.52%       3.29%      2.95%*     n/a     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Worldwide Growth Portfolio    18.32%     20.48%*      n/a        27.22%      16.96%     21.44%*     n/a     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
 Lexington Emerging Markets Fund, Inc.     (1.47%)    (1.98%)*     n/a         5.95%       0.02%*     n/a        n/a     03/30/94
---------------------------------------------------------------------------------------------------------------------------------
 Lexington Natural Resources Trust         16.35%      7.91%       8.01%*     25.11%      10.39%      8.41%      8.47%*  10/14/91
---------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth Series                 7.31%     19.11%*      n/a        15.38%      22.98%*     n/a        n/a     07/24/95
---------------------------------------------------------------------------------------------------------------------------------
 MFS Research Series                       12.17%     17.87%*      n/a        20.62%      21.79%*     n/a        n/a     07/26/95
---------------------------------------------------------------------------------------------------------------------------------
 MFS Total Return Series                    4.87%     16.53%*      n/a        12.76%      19.09%*     n/a        n/a     01/03/95
---------------------------------------------------------------------------------------------------------------------------------
 MFS Value Series                           0.63%*     n/a         n/a         8.20%*      n/a        n/a        n/a     08/14/96
---------------------------------------------------------------------------------------------------------------------------------
 MFS World Governments Series              (4.62%)     3.96%*      n/a         2.57%       5.89%*     n/a        n/a     06/14/94
---------------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Capital Appreciation Fund     10.23%     14.65%      14.73%      18.53%      12.17%     15.02%     14.73%   08/15/86
---------------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Global Securities Fund         8.01%     10.41%       8.88%*     16.14%       2.86%     10.86%      9.14%*  11/12/90
---------------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Growth & Income Fund          21.50%     35.15%*      n/a        30.64%      38.52%*     n/a        n/a     07/06/95
---------------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Strategic Bond Fund            2.76%      4.59%*      n/a        10.49%       6.03%      5.84%*     n/a     05/03/93
---------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the Tables for an explanation of the charges included in the Standardized and Non-Standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

                                ANNUITY PAYMENTS

When Annuity payments are to begin, the value of the Account is determined using Accumulation Unit values as of the tenth Valuation Date before the first Annuity payment is due. Such value (less any applicable premium tax) is applied to provide an Annuity in accordance with the Annuity and investment options elected.

The Annuity option tables found in the Contract show, for each form of Annuity, the amount of the first Annuity payment for each $1,000 of value applied. Thereafter, variable Annuity payments fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Annuity payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the Annuity Period begins, the Annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first Annuity payment based on a particular investment option, and (b) is the then current Annuity Unit value for that investment option. As noted, Annuity Unit values fluctuate from one Valuation Date to the next; such fluctuations reflect changes in the net investment factor for the appropriate Subaccount(s) (with a ten Valuation Date lag which gives the Company time to process Annuity payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the Annuity Period.

EXAMPLE:
Assume that, at the date Annuity payments are to begin, there are 3,000 Accumulation Units credited under a particular Account and that the value of an Accumulation Unit for the tenth Valuation Date prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax is payable and that the Annuity table in the Contract provides, for the option elected, a first monthly variable Annuity payment of $6.68 per $1000 of value applied; the Annuitant's first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an Annuity Unit for the Valuation Date on which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity Units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate Subaccount is
1.0015000 as of the tenth Valuation Date preceding the due date of the second monthly payment, multiplying this factor by .9999058* (to neutralize the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of 1.0014057. This is then multiplied by the Annuity Unit value for the prior Valuation Date (assume such value to be $13.504376) to produce an Annuity Unit value of $13.523359 for the Valuation Date on which the second payment is due.

--------------------------------------------------------------------------------
                                       7

The second monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.523359, which produces a payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to neutralize such assumed rate would be .9998663.

                         SALES MATERIAL AND ADVERTISING

The Company may include hypothetical illustrations in its sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. The Company may also discuss the difference between variable annuity contracts and other types of savings or investment products, including, but not limited to, personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in Accumulation Unit values for any of the Subaccounts to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the Subaccount being compared.


We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Services, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life Subaccounts or their underlying funds by performance and/or investment objective. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds, reduced by applicable charges under the Separate Account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports, including, but not limited to The Wall Street Journal, Money magazine, USA Today and The VARDS Report.


The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective Certificate Holders. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the Contracts and the characteristics of and market for such financial instruments.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

--------------------------------------------------------------------------------
                                       8

                              FINANCIAL STATEMENTS


                           VARIABLE ANNUITY ACCOUNT I

                                      Index


Statement of Assets and Liabilities........................................ S-2
Statements of Operations and Changes in Net Assets......................... S-5
Notes to Financial Statements.............................................. S-6
Independent Auditors' Report............................................... S-13

------------------------------------------------------------------------------
Form No. SAI.59749-97                                        AICA Ed. May 1997
------------------------------------------------------------------------------

Variable Annuity Account I

Statement of Assets and Liabilities - December 31, 1996:


ASSETS:
Investments, at net asset value: (Note 1)
  Aetna Variable Fund; 118,220 shares (cost $3,972,310) ........................   $3,829,309
  Aetna Income Shares; 79,477 shares (cost $1,025,028) .........................    1,003,244
  Aetna Variable Encore Fund; 635,111 shares (cost $8,317,770) .................    8,379,376
  Aetna Investment Advisers Fund, Inc.; 46,476 shares (cost $686,701) ..........      702,615
  Aetna Ascent Variable Portfolio; 92,327 shares (cost $1,108,682) .............    1,165,108
  Aetna Crossroads Variable Portfolio; 6,406 shares (cost $77,022) .............       76,740
  Aetna Legacy Variable Portfolio; 8,918 shares (cost $103,946) ................      100,364
  Aetna Variable Index Plus Portfolio; 2,964 shares (cost $33,107) .............       32,321
  Alger American Funds:
    Balanced Portfolio; 54,958 shares (cost $488,764) ..........................      507,815
    Growth Portfolio; 188,312 shares (cost $6,133,738) .........................    6,464,740
    Income and Growth Portfolio; 76,873 shares (cost $604,086) .................      647,270
    Leveraged AllCap Portfolio; 103,955 shares (cost $1,958,838) ...............    2,012,567
    MidCap Portfolio; 192,140 shares (cost $3,929,732) .........................    4,102,199
    Small Capitalization Portfolio; 171,234 shares (cost $7,045,821) ...........    7,005,171
  Fidelity Investments Variable Insurance Products Fund:
    Equity-Income Portfolio; 563,735 shares (cost $11,091,451) .................   11,855,352
    Growth Portfolio; 305,971 shares (cost $9,188,009) .........................    9,527,933
    High Income Portfolio; 218,647 shares (cost $2,638,083) ....................    2,737,458
    Overseas Portfolio; 70,166 shares (cost $1,255,226) ........................    1,321,928
  Fidelity Investments Variable Insurance Products Fund II:
    Asset Manager Portfolio; 71,870 shares (cost $1,159,980) ...................    1,216,766
    Contrafund Portfolio; 395,008 shares (cost $6,102,472) .....................    6,541,331
    Index 500 Portfolio; 54,852 shares (cost $4,513,469) .......................    4,888,997
    Investment Grade Bond Portfolio; 36,653 shares (cost $438,309) .............      448,634
  Insurance Management Series:
    American Leaders Fund II; 3,803,235 shares (cost $50,964,321)...............   58,037,362
    Growth Strategies Fund II; 765,678 shares (cost $8,910,410).................    9,800,678
    High Income Bond Fund II; 1,131,975 shares (cost $11,148,554)...............   11,591,426
    International Equity Fund II; 1,015,711 shares (cost $10,735,477)...........   11,335,329
    Prime Money Fund II; 3,507,665 shares (cost $3,507,665).....................    3,507,665
    U.S. Government Securities Fund II; 243,454  shares (cost $2,456,653).......    2,456,452
    Utility Fund II; 1,129,147 shares (cost $12,228,743)........................   13,335,221
  Janus Aspen Series:
    Aggressive Growth Portfolio; 150,999 shares (cost $2,736,309)...............    2,754,214
    Balanced Portfolio; 134,540 shares (cost $1,940,432)........................    1,987,150
    Flexible Income Portfolio; 34,999 shares (cost $387,419)....................      393,394
    Growth Portfolio; 200,763 shares (cost $3,022,933)..........................    3,113,839
    Short-Term Bond Portfolio; 31,499 shares (cost $315,844)....................      314,045
    Worldwide Growth Portfolio; 710,001 shares (cost $13,144,346)...............   13,802,417
  Lexington Emerging Markets Fund; 75,979 shares (cost $770,519)................      765,870
  Lexington Natural Resources Trust Fund; 93,062 shares (cost $1,231,130).......    1,329,850
  MFS Funds:
    Emerging Growth Series; 318,453 shares (cost $4,202,694)....................    4,216,322
    Research Series; 189,599 shares (cost $2,423,276)...........................    2,489,437
    Total Return Series; 86,203 shares (cost $1,159,487)........................    1,181,849
    Value Series; 4,208 shares (cost $44,704)...................................       44,861
    World Government Series; 20,267 shares (cost $210,551)......................      214,428
  TCI Portfolios, Inc.:
    Balanced Fund; 49,532 shares (cost $363,463)................................      373,473
    Growth Fund; 44,936 shares (cost $471,345)..................................      460,141
    International Fund; 138,466 shares (cost $778,083)..........................      825,259
                                                                                 ------------
NET ASSETS (cost $205,026,902) ................................................. $218,897,920
                                                                                 ============

                                       S-2

Variable Annuity Account I

Net assets represented by:
Reserves for annuity contracts in accumulation and payment period:
  (Notes 1 and 5)

  Aetna Variable Fund:
   Annuity contracts in accumulation............................ $3,829,309
  Aetna Income Shares:
   Annuity contracts in accumulation............................  1,003,244
  Aetna Variable Encore Fund:
   Annuity contracts in accumulation............................  8,379,376
  Aetna Investment Advisers Fund, Inc.:
   Annuity contracts in accumulation............................    702,615
  Aetna Ascent Variable Portfolio:
   Annuity contracts in accumulation............................  1,165,108
  Aetna Crossroads Variable Portfolio:
   Annuity contracts in accumulation............................     76,740
  Aetna Legacy Variable Portfolio:
   Annuity contracts in accumulation............................    100,364
  Aetna Variable Index Plus Portfolio:
   Annuity contracts in accumulation............................     32,321
  Alger American Funds:
    Balanced Portfolio:
   Annuity contracts in accumulation............................    507,815
    Growth Portfolio:
   Annuity contracts in accumulation............................  6,464,740
    Income and Growth Portfolio:
   Annuity contracts in accumulation............................    647,270
    Leveraged AllCap Portfolio:
   Annuity contracts in accumulation............................  2,012,567
    MidCap Portfolio:
   Annuity contracts in accumulation............................  4,102,199
    Small Capitalization Portfolio:
   Annuity contracts in accumulation............................  7,005,171
  Fidelity Investments Variable Insurance Products Fund:
    Equity-Income Portfolio:
   Annuity contracts in accumulation............................ 11,855,352
    Growth Portfolio:
   Annuity contracts in accumulation............................  9,527,933
    High Income Portfolio:
   Annuity contracts in accumulation............................  2,737,458
    Overseas Portfolio:
   Annuity contracts in accumulation............................  1,321,928
  Fidelity Investments Variable Insurance Products Fund II:
    Asset Manager Portfolio:
   Annuity contracts in accumulation............................  1,216,766
    Contrafund Portfolio:
   Annuity contracts in accumulation............................  6,541,331
    Index 500 Portfolio:
   Annuity contracts in accumulation............................  4,888,997
    Investment Grade Bond Portfolio:
   Annuity contracts in accumulation............................    448,634
  Insurance Management Series:
    American Leaders Fund II:
   Annuity contracts in accumulation............................ 58,037,362
    Growth Strategies Fund II:
   Annuity contracts in accumulation............................  9,800,678
    High Income Bond Fund II:
   Annuity contracts in accumulation............................ 11,591,426
    International Equity Fund II:
   Annuity contracts in accumulation............................ 11,335,329

                                            S-3

Variable Annuity Account I

    Prime Money Fund II:
   Annuity contracts in accumulation.....................      $3,507,665
    U.S. Government Securities Fund II:
   Annuity contracts in accumulation.....................       2,456,452
    Utility Fund II:
   Annuity contracts in accumulation.....................      13,335,221
  Janus Aspen Series:
    Aggressive Growth Portfolio:
   Annuity contracts in accumulation.....................       2,754,214
    Balanced Portfolio:
   Annuity contracts in accumulation.....................       1,987,150
    Flexible Income Portfolio:
   Annuity contracts in accumulation.....................         393,394
    Growth Portfolio:
   Annuity contracts in accumulation.....................       3,113,839
    Short-Term Bond Portfolio:
   Annuity contracts in accumulation.....................         314,045
    Worldwide Growth Portfolio:
   Annuity contracts in accumulation.....................      13,802,417
  Lexington Emerging Markets Fund:
   Annuity contracts in accumulation.....................         765,870
  Lexington Natural Resources Trust Fund:
   Annuity contracts in accumulation.....................       1,329,850
  MFS Funds:
    Emerging Growth Series:
   Annuity contracts in accumulation.....................       4,216,322
    Research Series:
   Annuity contracts in accumulation.....................       2,489,437
    Total Return Series:
   Annuity contracts in accumulation.....................       1,181,849
    Value Series:
   Annuity contracts in accumulation.....................          44,861
    World Government Series:
   Annuity contracts in accumulation.....................         214,428
  TCI Portfolios, Inc.:
    Balanced Fund:
   Annuity contracts in accumulation.....................         373,473
    Growth Fund:
   Annuity contracts in accumulation.....................         460,141
    International Fund:
   Annuity contracts in accumulation.....................         825,259
                                                           --------------
                                                             $218,897,920
                                                           ==============

See Notes to Financial Statements

Variable Annuity Account I


Statements of Operations and Changes in Net Assets

                                                                                  Year Ended December 31,
                                                                                  1996             *1995
                                                                                  ----             -----
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
   Dividends ...........................................................        $3,142,826        $344,085
Expenses: (Notes 2 and 5)
   Valuation Period Deductions .........................................        (1,469,442)       (129,615)
                                                                                ----------        --------
Net investment income ..................................................         1,673,384         214,470
                                                                                ----------        --------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
  Proceeds from sales ..................................................        30,774,009       1,768,297
  Cost of investments sold .............................................        30,447,382       1,764,665
                                                                                ----------        --------
    Net realized gain ..................................................           326,627           3,632
Net unrealized gain on investments: (Note 5)
  Beginning of period ..................................................         1,366,008               0
  End of period ........................................................        13,871,018       1,366,008
                                                                                ----------        --------
    Net change in unrealized gain ......................................        12,505,010       1,366,008
                                                                                ----------        --------
Net realized and unrealized gain on investments ........................        12,831,637       1,369,640
                                                                                ----------        --------
Net increase in net assets resulting from operations ...................        14,505,021       1,584,110
                                                                                ----------        --------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments ............................       151,305,122      29,988,730
Sales and administrative charges deducted by the Company ...............                 0         (98,694)
                                                                                ----------        --------
    Net variable annuity contract purchase payments.....................       151,305,122      29,890,036
Transfers from the Company's fixed account options .....................        21,839,958       2,369,036
Redemptions by contract holders ........................................        (2,630,806)       (100,005)
Other ..................................................................           121,009          14,439
                                                                                ----------        --------
    Net increase in net assets from unit transactions (Note 5) .........       170,635,283      32,173,506
                                                                                ----------        --------
Change in net assets ...................................................       185,140,304      33,757,616
NET ASSETS:
Beginning of period ....................................................        33,757,616               0
                                                                                ----------        --------
End of period ..........................................................      $218,897,920     $33,757,616
                                                                              ============     ===========

* Statements of Operations and Changes in Net Assets for the Period June 28, 1995 through December 31, 1995.

Variable Annuity Account I

Notes to Financial Statements  December 31, 1996


1.    Summary of Significant Accounting Policies

      Variable Annuity Account I ("Account") is a separate account established by Aetna Insurance Company of America ("Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that may be entitled to tax - deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended. The account commenced operations on June 28, 1995.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

      a.  Valuation of Investments

      Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1996:

        Aetna Variable Fund                                            Insurance Management Series:
        Aetna Income Shares                                            [bullet] American Leaders Fund II
        Aetna Variable Encore Fund                                     [bullet] Growth Strategies Fund II
        Aetna Investment Advisers Fund, Inc.                           [bullet] High Income Bond Fund II
        Aetna Ascent Variable Portfolio                                [bullet] International Equity Fund II
        Aetna Crossroads Variable Portfolio                            [bullet] Prime Money Fund II
        Aetna Legacy Variable Portfolio                                [bullet] U.S. Government Securities Fund II
        Aetna Variable Index Plus Portfolio                            [bullet] Utility Fund II
        Alger American Funds:                                          Janus Aspen Series:
        [bullet] Balanced Portfolio                                    [bullet] Aggressive Growth Portfolio
        [bullet] Growth Portfolio                                      [bullet] Balanced Portfolio
        [bullet] Income and Growth Portfolio                           [bullet] Flexible Income Portfolio
        [bullet] Leveraged AllCap Portfolio                            [bullet] Growth Portfolio
        [bullet] MidCap Portfolio                                      [bullet] Short - Term Bond Portfolio
        [bullet] Small Capitalization Portfolio                        [bullet] Worldwide Growth Portfolio
        Fidelity Investments Variable Insurance Products Fund:         Lexington Emerging Markets Fund
        [bullet] Equity - Income Portfolio                             Lexington Natural Resources Trust Fund
        [bullet] Growth Portfolio                                      MFS Funds:
        [bullet] High Income Portfolio                                 [bullet] Emerging Growth Series
        [bullet] Overseas Portfolio                                    [bullet] Research Series
        Fidelity Investments Variable Insurance Products Fund II:      [bullet] Total Return Series
        [bullet] Asset Manager Portfolio                               [bullet] Value Series
        [bullet] Contrafund Portfolio                                  [bullet] World Government Series
        [bullet] Index 500 Portfolio                                   TCI Portfolios, Inc.:
        [bullet] Investment Grade Bond Portfolio                       [bullet] Balanced Fund
                                                                       [bullet] Growth Fund
                                                                       [bullet] International Fund

      b.    Other

      Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

      c.    Federal Income Taxes

     The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      d.    Annuity Reserves

     Annuity reserves held in the Separate Accounts are computed for currently payable contracts according to the 83a and 83GAM tables using various assumed interest rates. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2.    Valuation Period Deductions

     Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

3.    Dividend Income

     On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
     (loss) in the Statements of Operations and Changes in Net Assets.

4.    Purchases and Sales of Investments

     The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1996 and December 31, 1995 aggregated $203,082,676 and $30,774,009; $34,156,273 and
     $1,768,297, respectively.

Variable Annuity Account I

5. Supplemental Information to Statements of Operations and Changes in Net Assets Year Ended December 31, 1996

-----------------------------------------------------------------------------------------------------------
                                                         Valuation    Proceeds      Cost of       Net
                                                           Period       from      Investments   Realized
                                           Dividends     Deductions     Sales        Sold      Gain (Loss)
-----------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                        $377,243      ($16,848)    $678,021      $625,675     $52,346
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Aetna Income Shares:                          53,910        (6,342)     361,706       364,811      (3,105)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                  271,781       (42,460)   8,817,411     8,991,630    (174,219)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:         49,621        (6,268)     445,891       441,685       4,206
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:              41,723        (4,767)     103,743       102,116       1,627
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Aetna Crossroads Variable Portfolio:           3,213          (150)         245           229          16
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Aetna Legacy Variable Portfolio:               6,160           (98)      32,715        33,619        (904)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:             175           (59)      32,626        30,948       1,678
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Alger American Funds:
 Balanced Portfolio:                           1,752        (2,640)     164,226       164,428        (202)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 Growth Portfolio:                            41,079       (39,330)     505,561       482,104      23,457
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 Income and Growth Portfolio:                 30,956        (3,277)     116,013       131,617     (15,604)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 Leveraged AllCap Portfolio:                   1,193       (10,216)     138,877       145,053      (6,176)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 MidCap Portfolio:                             6,167       (19,638)   1,125,112     1,181,040     (55,928)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 Small Capitalization Portfolio:               5,402       (43,782)     967,209       963,981       3,228
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund:
 EquityIncome Portfolio:                       5,013       (60,690)     388,307       391,124      (2,817)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 Growth Portfolio:                             6,182       (51,253)     683,984       650,467      33,517
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 High Income Portfolio:                            0       (13,207)     809,332       772,725      36,607
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 Overseas Portfolio:                               0        (6,706)     553,209       544,802       8,407
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund II:
 Asset Manager Portfolio:                          0        (4,829)      32,049        30,456       1,593
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
 Contrafund Portfolio:                             0       (23,542)     531,787       511,106      20,681
Annuity contracts in accumulation

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            Net Unrealized                       Net
                                              Gain (Loss)         Net     Increase (Decrease)      Net Assets
                                              -----------      Change in       in Net Assets          ----------
                                           Beginning   End     Unrealized     from Unit       Beginning   End
                                            of Year  of Year   Gain (Loss)   Transactions      of Year   of Year
-----------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                           $0   ($143,001)   ($143,001)   $3,559,569
Annuity contracts in accumulation                                                                $0   $3,829,309
------------------------------------------------------------------------------------------------------------------
Aetna Income Shares:                            0     (21,783)     (21,783)      980,564
Annuity contracts in accumulation                                                                 0    1,003,244
------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                     0      61,606       61,606     8,262,668
Annuity contracts in accumulation                                                                 0    8,379,376
------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:           0      15,913       15,913       639,143
Annuity contracts in accumulation                                                                 0      702,615
------------------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                0      56,427       56,427     1,070,098
Annuity contracts in accumulation                                                                 0    1,165,108
------------------------------------------------------------------------------------------------------------------
Aetna Crossroads Variable Portfolio:            0        (282)        (282)       73,943
Annuity contracts in accumulation                                                                 0       76,740
------------------------------------------------------------------------------------------------------------------
Aetna Legacy Variable Portfolio:                0      (3,582)      (3,582)       98,789
Annuity contracts in accumulation                                                                (1)     100,364
------------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:            0        (786)        (786)       31,313
Annuity contracts in accumulation                                                                 0       32,321
------------------------------------------------------------------------------------------------------------------
Alger American Funds:
 Balanced Portfolio:                            0      19,051       19,051       489,854
Annuity contracts in accumulation                                                                 0      507,815
------------------------------------------------------------------------------------------------------------------
 Growth Portfolio:                           (303)    331,002      331,305     6,071,518
Annuity contracts in accumulation                                                            36,711    6,464,740
------------------------------------------------------------------------------------------------------------------
 Income and Growth Portfolio:                   0      43,184       43,184       592,011
Annuity contracts in accumulation                                                                 0      647,270
------------------------------------------------------------------------------------------------------------------
 Leveraged AllCap Portfolio:                    0      53,728       53,728     1,974,038
Annuity contracts in accumulation                                                                 0    2,012,567
------------------------------------------------------------------------------------------------------------------
 MidCap Portfolio:                              0     172,467      172,467     3,999,130
Annuity contracts in accumulation                                                                 1    4,102,199
------------------------------------------------------------------------------------------------------------------
 Small Capitalization Portfolio:           (1,042)    (40,650)     (39,608)    7,044,153
Annuity contracts in accumulation                                                            35,778    7,005,171
------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund:
 EquityIncome Portfolio:                        0     763,902      763,902    11,149,944
Annuity contracts in accumulation                                                                 0   11,855,352
------------------------------------------------------------------------------------------------------------------
 Growth Portfolio:                              0     339,925      339,925     9,199,562
Annuity contracts in accumulation                                                                 0    9,527,933
------------------------------------------------------------------------------------------------------------------
 High Income Portfolio:                         0      99,376       99,376     2,614,682
Annuity contracts in accumulation                                                                 0    2,737,458
------------------------------------------------------------------------------------------------------------------
 Overseas Portfolio:                            0      66,703       66,703     1,253,524
Annuity contracts in accumulation                                                                 0    1,321,928
------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund II:
 Asset Manager Portfolio:                       0      56,785       56,785     1,163,217
Annuity contracts in accumulation                                                                 0    1,216,766
------------------------------------------------------------------------------------------------------------------
 Contrafund Portfolio:                          0     438,859      438,859     6,105,333
Annuity contracts in accumulation                                                                 0    6,541,331
------------------------------------------------------------------------------------------------------------------

Variable Annuity Account I

5. Supplemental Information to Statements of Operations and Changes in Net Assets Year Ended December 31, 1996

---------------------------------------------------------------------------------------------------------
                                                      Valuation    Proceeds      Cost of       Net
                                                        Period       from      Investments   Realized
                                           Dividends  Deductions     Sales        Sold      Gain (Loss)
---------------------------------------------------------------------------------------------------------
 Index 500 Portfolio:                            $0    ($22,040)     $334,354      $313,306      $21,048
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Investment Grade Bond Portfolio:                 0      (1,771)       67,878        68,125         (247)
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
Insurance Management Series:
 American Leaders Fund II:                  662,642    (497,245)      925,465       746,157      179,308
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Growth Strategies Fund II:                     295     (52,685)      106,659        89,128       17,531
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 High Income Bond Fund II:                  611,472     (95,132)      310,773       300,649       10,124
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 International Equity Fund II:               20,351     (96,657)      280,807       261,882       18,925
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Prime Money Fund II:                       164,619     (50,003)    6,053,920     6,053,922           (2)
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 U.S. Government Securities Fund II:        113,351     (26,261)      844,719       846,273       (1,554)
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Utility Fund II:                           381,276    (128,189)      639,721       566,100       73,621
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
Janus Aspen Series:
 Aggressive Growth Portfolio:                 7,466     (12,856)    1,050,437     1,088,069      (37,632)
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Balanced Portfolio:                         23,543      (7,391)      221,223       209,140       12,083
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Flexible Income Portfolio:                  18,252      (2,109)       41,760        41,610          150
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Growth Portfolio:                           25,286     (14,653)    1,183,201     1,120,812       62,389
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 ShortTerm Bond Portfolio:                   9,170      (2,222)      652,610       650,060        2,550
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Worldwide Growth Portfolio:                106,093     (61,217)      446,507       395,584       50,923
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
Lexington Emerging Markets Fund:                  0      (3,899)      109,987       110,241         (254)
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust Fund:       4,095      (5,265)      418,184       424,395       (6,211)
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
MFS Funds:
 Emerging Growth Series:                     33,270     (14,548)      145,356       151,959       (6,603)
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Research Series:                            32,798      (7,629)       69,685        69,157          528
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
 Total Return Series:                        22,438      (3,611)      191,249       184,924        6,325
Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------

                                      S-10

-----------------------------------------------------------------------------------------------------------------
                                            Net Unrealized                       Net
                                              Gain (Loss)          Net    Increase (Decrease)     Net Assets
                                              -----------       Change in   in Net Assets         ----------
                                           Beginning   End     Unrealized     from Unit       Beginning   End
                                            of Year  of Year   Gain (Loss)   Transactions      of Year   of Year
-----------------------------------------------------------------------------------------------------------------
 Index 500 Portfolio:                           $0  $375,527    $375,527     $4,514,462
Annuity contracts in accumulation                                                                $0    $4,888,997
-----------------------------------------------------------------------------------------------------------------
 Investment Grade Bond Portfolio:                0    10,325      10,325        440,327
Annuity contracts in accumulation                                                                 0       448,634
-----------------------------------------------------------------------------------------------------------------
Insurance Management Series:
 American Leaders Fund II:                 871,936 7,073,040   6,201,104     35,057,409
Annuity contracts in accumulation                                                        16,434,144    58,037,362
-----------------------------------------------------------------------------------------------------------------
 Growth Strategies Fund II:                  4,198   890,268     886,070      8,762,085
Annuity contracts in accumulation                                                           187,382     9,800,678
-----------------------------------------------------------------------------------------------------------------
 High Income Bond Fund II:                  47,839   442,872     395,033      7,472,858
Annuity contracts in accumulation                                                         3,197,071    11,591,426
-----------------------------------------------------------------------------------------------------------------
 International Equity Fund II:              77,134   599,852     522,718      7,793,953
Annuity contracts in accumulation                                                         3,076,039    11,335,329
-----------------------------------------------------------------------------------------------------------------
 Prime Money Fund II:                            0         0           0       (713,688)
Annuity contracts in accumulation                                                         4,106,739     3,507,665
-----------------------------------------------------------------------------------------------------------------
 U.S. Government Securities Fund II:        32,984      (201)    (33,185)       816,834
Annuity contracts in accumulation                                                         1,587,267     2,456,452
-----------------------------------------------------------------------------------------------------------------
 Utility Fund II:                          332,527 1,106,478     773,951      7,162,934
Annuity contracts in accumulation                                                         5,071,628    13,335,221
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
 Aggressive Growth Portfolio:                    0    17,905      17,905      2,779,331
Annuity contracts in accumulation                                                                 0     2,754,214
-----------------------------------------------------------------------------------------------------------------
 Balanced Portfolio:                             0    46,718      46,718      1,912,197
Annuity contracts in accumulation                                                                 0     1,987,150
-----------------------------------------------------------------------------------------------------------------
 Flexible Income Portfolio:                      0     5,974       5,974        371,127
Annuity contracts in accumulation                                                                 0       393,394
-----------------------------------------------------------------------------------------------------------------
 Growth Portfolio:                               0    90,906      90,906      2,949,911
Annuity contracts in accumulation                                                                 0     3,113,839
-----------------------------------------------------------------------------------------------------------------
 ShortTerm Bond Portfolio:                      0    (1,799)     (1,799)       306,346
Annuity contracts in accumulation                                                                 0       314,045
-----------------------------------------------------------------------------------------------------------------
 Worldwide Growth Portfolio:                     0   658,071     658,071     13,048,547
Annuity contracts in accumulation                                                                 0    13,802,417
-----------------------------------------------------------------------------------------------------------------
Lexington Emerging Markets Fund:               735    (4,649)     (5,384)       750,550
Annuity contracts in accumulation                                                            24,857       765,870
-----------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust Fund:          0    98,720      98,720      1,238,511
Annuity contracts in accumulation                                                                 0     1,329,850
-----------------------------------------------------------------------------------------------------------------
MFS Funds:
 Emerging Growth Series:                         0    13,628      13,628      4,190,575
Annuity contracts in accumulation                                                                 0     4,216,322
-----------------------------------------------------------------------------------------------------------------
 Research Series:                                0    66,161      66,161      2,397,579
Annuity contracts in accumulation                                                                 0     2,489,437
-----------------------------------------------------------------------------------------------------------------
 Total Return Series:                            0    22,362      22,362      1,134,335
Annuity contracts in accumulation                                                                 0     1,181,849
-----------------------------------------------------------------------------------------------------------------

Variable Annuity Account I

     5. Supplemental Information to Statements of Operations and Changes in Net Assets-Year Ended December 31, 1996

-------------------------------------------------------------------------------------------------------

                                                       Valuation   Proceeds      Cost of       Net
                                                        Period       from      Investments   Realized
                                        Dividends     Deductions     Sales        Sold      Gain (Loss)
-------------------------------------------------------------------------------------------------------
 Value Series:                             $606         ($47)       $3,366        $3,307        $59
Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------
 World Government Series:                     0         (961)       35,795        34,610      1,185
Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------
TCI Portfolios, Inc.:
 Balanced Fund:                           1,396       (1,261)       21,355        20,655        700
Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------
 Growth Fund:                             2,369       (2,424)       89,869        97,034     (7,165)
Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------
 International Fund:                        468       (3,264)       41,105        40,667        438
Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------
Total Variable Annuity Account I     $3,142,826  ($1,469,442)  $30,774,009   $30,447,382   $326,627
=======================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                              Net                Net Assets
                                           Net Unrealized       Net      Increase (Decrease)    ------------
                                            Gain (Loss)      Unrealized    in Net Assets
                                         Beginning   End      Change in     from Unit      Beginning    End
                                          of Year  of Year   Gain (Loss)   Transactions      of Year    of Year
--------------------------------------------------------------------------------------------------------------------
 Value Series:                              $0         $156        $156      $44,087
Annuity contracts in accumulation                                                                $0          $44,861
--------------------------------------------------------------------------------------------------------------------
 World Government Series:                    0        3,877       3,877      210,327
Annuity contracts in accumulation                                                                 0          214,428
--------------------------------------------------------------------------------------------------------------------
TCI Portfolios, Inc.:
 Balanced Fund:                              0       10,011      10,011      362,627
Annuity contracts in accumulation                                                                 0          373,473
--------------------------------------------------------------------------------------------------------------------
 Growth Fund:                                0      (11,204)    (11,204)     478,565
Annuity contracts in accumulation                                                                 0          460,141
--------------------------------------------------------------------------------------------------------------------
 International Fund:                         0       47,176      47,176      780,441
Annuity contracts in accumulation                                                                 0          825,259
--------------------------------------------------------------------------------------------------------------------
Total Variable Annuity Account I    $1,366,008  $13,871,018 $12,505,010  $170,635,283   $33,757,616     $218,897,920
=====================================================================================================================

                          Independent Auditors' Report


The Board of Directors of Aetna Insurance Company of America and Contract Owners of Variable Annuity Account I:


We have audited the accompanying statement of assets and liabilities of Aetna Insurance Company of America Variable Annuity Account I (the "Account") as of December 31, 1996, the related statements of operations and changes in net assets for the year then ended and the period from June 28, 1995 (commencement of operations) to December 31, 1995 and condensed financial information for the year ended December 31, 1996. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Insurance Company of America Variable Annuity Account I as of December 31, 1996, the results of its operations and the changes in its net assets for the year ended December 31, 1996 and the period from June 28, 1995 to December 31, 1995 and condensed financial information for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                              KPMG Peat Marwick LLP


Hartford, Connecticut
February 14, 1997

                       AETNA INSURANCE COMPANY OF AMERICA

                          Index to Financial Statements

                                                                            Page
                                                                            ----

Independent Auditors' Report                                                 F-2

Financial Statements:

Statements of Income for the Years Ended
  December 31, 1996, 1995 and 1994                                           F-3

Balance Sheets as of December 31, 1996
  and 1995                                                                   F-4

Statements of Changes in Shareholder's Equity for
  the Years Ended December 31, 1996, 1995 and 1994                           F-5

Statements of Cash Flows for the Years
  Ended December 31, 1996, 1995 and 1994                                     F-6

Notes to  Financial Statements                                               F-7

                          Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Insurance Company of America:

We have audited the accompanying balance sheets of Aetna Insurance Company of America as of December 31, 1996 and 1995, and the related statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aetna Insurance Company of America at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
March 20, 1997

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                           Statements of Income
                                (thousands)


                                                   Years Ended December 31
                                                --------------------------------
                                                  1996        1995       1994
                                                  ----        ----       ----
Revenue:
  Charges assessed against policyholders       $1,293.0     $132.7      $   --
  Net investment income                         1,556.9      721.0       619.3
  Net realized capital gains (losses)             (11.2)       8.3          --
  Other income                                     66.4         --          --
                                               ----------  ---------  --------
    Total revenue                                2,905.1     862.0       619.3

Benefits and expenses:
  Current and future benefits                    1,651.9        --          --
  Operating expenses                             2,430.4     481.8        85.6
  Amortization of deferred policy
   acquisition costs                               242.0       --           --
                                                ---------    -------     ------
    Total benefits and expenses                  4,324.3     481.8        85.6

Income (loss) before income taxes (benefits)    (1,419.2)    380.2       533.7

  Income taxes (benefits)                         (723.4)    212.3       185.1
                                                ---------    -------     ------
Net Income (loss)                              $  (695.8)   $167.9      $348.6
                                                =========    =======     ======

See Notes to Financial Statements.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                                Balance Sheets
                         (thousands, except share data)

                                                                         December 31,
Assets                                                                1996          1995
------                                                                ----          ----

Investments:
  Debt securities, available for sale:
    (amortized cost: $24,736.8 and $7,953.0)                    $  24,770.3    $  8,187.4
Cash and cash equivalents                                          51,842.3       4,044.2
Deferred policy acquisition costs                                  21,057.0       2,066.4
Accrued investment income                                             325.8         112.6
Deferred tax asset                                                  1,289.7         467.6
Income taxes receivable                                             1,133.2            --
Other assets                                                          447.6           0.8
Separate Accounts assets                                          303,518.6      43,810.0
                                                                -------------  ------------
    Total assets                                                $ 404,384.5    $ 58,689.0
                                                                -------------  ------------
                                                                -------------  ------------

Liabilities and Shareholder's Equity
------------------------------------

Liabilities:
  Policyholders' funds left with the Company                    $  64,445.4    $       --
  Other liabilities                                                 4,753.2       1,874.2
  Due to parent and affiliates                                        347.2         174.6
  Income taxes payable                                                   --         697.2
  Separate Accounts liabilities                                   303,518.6      43,810.0
                                                                -------------  ------------
    Total liabilities                                             373,064.4      46,556.0
                                                                -------------  ------------

Shareholder's equity:
  Common capital stock, par value $2,000 (1,275 shares
  authorized, issued and outstanding)                               2,550.0       2,550.0
  Paid-in capital                                                  27,550.0       7,550.0
  Net unrealized capital gains                                         90.3         152.4
  Retained earnings                                                 1,129.8       1,880.6
                                                                -------------  ------------
    Total shareholder's equity                                     31,320.1      12,133.0
                                                                -------------  ------------

     Total liabilities and shareholder's equity                 $ 404,384.5    $ 58,689.0
                                                                =============  ============


See Notes to financial Statements.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

               Statements of Changes in Shareholder's Equity
                                  (thousands)


                                                               Years Ended December 31,
                                                               ------------------------

                                                          1996            1995         1994
                                                          ----            ----         ----
Shareholder's equity, beginning of year              $  12,133.0     $  11,675.3  $  11,584.2

Capital contribution                                    20,000.0              --           --

Net income (loss)                                         (695.8)          167.9        348.6

Net change in unrealized capital gains (losses)            (62.1)          289.8       (257.5)

Other changes                                              (55.0)             --          --
                                                     --------------  -------------  ----------
Shareholder's equity, end of year                    $  31,320.1     $  12,133.0  $  11,675.3
                                                     ==============  =============  ==========




See Notes to Financial Statements.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                          Statements of Cash Flows
                                (thousands)


                                                                                            Years Ended December 31,
                                                                                            ------------------------
                                                                                     1996             1995            1994
                                                                                     ----             ----            ----
Cash Flows from Operating Activities:
     Net income (loss)                                                           $  (695.8)       $  167.9        $  348.6
     Adjustments to reconcile net income (loss) to net cash (used for)
     provided by operating activities:
     Increase in accrued investment income                                          (213.2)          (21.1)             --
     Increase in deferred policy acquisition costs                               (18,990.6)       (2,066.4)             --
     Net change in amounts due to/from parent and affiliates                         172.6           164.1           (79.2)
     Net increase (decrease) in other assets and liabilities                         (25.6)        1,915.9             1.2
     Net (decrease) increase in income taxes                                      (2,710.7)           60.2          (138.9)
     Net amortization of (discount) premium on debt securities                      (104.6)           22.2            88.1
     Net realized capital losses                                                      11.2              --              --
                                                                                ----------        --------        --------
      Net cash (used for) provided by operating activities                       (22,556.7)          242.8           219.8
                                                                                ----------        --------        --------
Cash Flows from Investing Activities:
     Proceeds from sales of:
      Debt securities available for sale                                           2,510.0         3,000.0              --
     Investment maturities and repayments of:
      Short-term investments                                                            --           500.0              --
     Cost of investment purchases in:
      Debt securities available for sale                                         (16,706.0)       (3,939.2)             --
      Short-term investments                                                            --          (492.1)             --
                                                                                 ----------       ---------       --------
       Net cash used for investing activities                                    (14,196.0)         (931.3)             --
                                                                                 ----------       ---------       --------
Cash Flows from Financing Activities:
     Deposits and interest credited for investment contracts                      64,936.2              --              --
     Withdrawal of investment contracts                                             (385.4)
     Capital contribution                                                         20,000.0              --              --
                                                                                 ----------       ---------       --------
       Net cash provided by financing activities                                  84,550.8              --              --
                                                                                 ----------       ---------       --------
Net increase (decrease) in cash and cash equivalents                              47,798.1           (688.5)         219.8
Cash and cash equivalents, beginning of year                                       4,044.2          4,732.7        4,512.9
                                                                                 ----------       ---------       --------

Cash and cash equivalents, end of year                                           $51,842.3         $4,044.2       $4,732.7
                                                                                 ----------       ---------       --------
                                                                                 ----------       ---------       --------

Supplemental cash flow information:
    Income taxes paid, net                                                       $ 1,866.8         $   92.4         $336.7
                                                                                 ==========       ==========      =========


See Notes to Financial Statements.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                          Notes to Financial Statements

1. Summary of Significant Accounting Policies

      Aetna Insurance Company of America (the "Company") is a stock life insurance company organized in 1990 under the insurance laws of Connecticut. The Company is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company ("ALIAC"). ALIAC is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna"). During the second quarter of 1995, the Company began marketing and servicing variable annuities to individuals in the qualified and non-qualified markets.

      Basis of Presentation

      These financial statements have been prepared in conformity with generally accepted accounting principles. Certain reclassifications have been made to 1995 and 1994 financial information to conform to the 1996 presentation.

      Future Application of Accounting Standards

      Financial Accounting Standard ("FAS") No. 125 , Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996. This statement provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. Transactions covered by this statement would include securitizations, sales of partial interests in assets, repurchase agreements and securities lending. This statement requires that after a transfer of financial assets, an entity would recognize any assets it controls and liabilities it has incurred. An entity would not recognize assets when control has been surrendered or liabilities have been satisfied. Portions of this statement are effective for each of 1997 and 1998 financial statements and early adoption is not permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

      Cash and Cash Equivalents

      Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

      Investments

      All of the Company's debt securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

      Fair values for debt securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

      Purchases and sales of debt securities are recorded on the trade date.

      Deferred Policy Acquisition Costs

      Certain costs of acquiring insurance business have been deferred. These costs, all of which vary with and are primarily related to the production of new business, consist principally of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses. Such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits and are amortized over a period of up to twenty years.

      Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

      Reserves

      Policyholders' funds left with the Company include reserves for deferred annuity investment contracts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 4.85% to 6.75%), net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

      Charges Assessed Against Policyholders and Other Income

      Charges assessed against policyholders' funds for surrender charges, actuarial margin and other fees are recorded as revenue when earned. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Other income includes maintenance and surrender fees.

      Separate Accounts

      Assets held under variable annuity contracts are segregated in separate accounts and are invested, as designated by the contractholder, in shares of mutual funds that are managed by Aeltus or other selected mutual funds not managed by Aeltus.

      Separate accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the separate account supporting the guaranteed interest option are carried at an amortized cost of $82.5 million for 1996 (fair value of $82.9 million) and $10.1 million for 1995 (fair value $9.3 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.74% to 6.60% in 1996 and 4.65% to 6.0% in 1995. Separate accounts assets and liabilities are shown as separate captions in the Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the non-guaranteed separate accounts are not reflected in the Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Statements of Cash Flows do not reflect investment activity of the separate accounts.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

      Income Taxes

      The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2. Investments

      Debt securities available for sale as of December 31, 1996 were as follows:

                                                              Gross        Gross
                                               Amortized    Unrealized   Unrealized     Fair
                                                  Cost        Gains        Losses       Value
                                                  ----        -----        ------       -----
                                                                  (thousands)
U.S. government and government agencies and
authorities                                    $ 8,111.1    $   140.0    $     1.1    $ 8,250.0

U.S. corporate securities:
     Financial                                   7,375.4         --           59.2      7,316.2
     Healthcare & consumer products              2,506.2         --            4.1      2,502.1
     Natural resources                           1,250.0          0.8         --        1,250.8
                                               ---------    ---------    ---------    ---------
  Total U.S. corporate securities               11,131.6          0.8         63.3     11,069.1

Foreign securities                               2,032.3         --           46.0      1,986.3

Commercial/multifamily mortgage-backed
securities                                       2,480.9          3.5         --        2,484.4

Other asset-backed securities                      980.9         --            0.4        980.5
                                               ---------    ---------    ---------    ---------

Total Debt Securities                          $24,736.8    $   144.3    $   110.8    $24,770.3
                                               =========    =========    =========    =========


                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

2. Investments (Continued)

      Debt securities available for sale as of December 31, 1995 were as follows:

                                                         Gross       Gross
                                           Amortized   Unrealized  Unrealized   Fair
                                              Cost       Gains       Losses     Value
                                              ----       -----       ------     -----
                                                             (thousands)
U.S. government and government agencies
and authorities                            $7,953.0    $  237.4    $    3.0    $8,187.4
                                           ========    ========    ========    ========

      At December 31, 1996 net unrealized appreciation of $33.5 thousand on available for sale debt securities included unrealized losses of $105.4 thousand related to experience rated contracts, which were not reflected in shareholder's equity but in Policyholders' funds left with the Company.

      The amortized cost and fair value of debt securities for the year ended December 31, 1996 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                                    Amortized        Fair
                                                      Cost           Value
                                                      ----           -----
                                                           (thousands)

      Due to mature:
           One year or less                         $ 1,477.5    $ 1,480.6
           After one year through five years         10,785.5     10,907.8
           After five years through ten years         7,998.6      7,936.0
           After ten years                            1,013.4        981.0
           Mortgage-backed securities                 2,480.9      2,484.4
           Other asset-backed securities                980.9        980.5
                                                    ---------    ---------

           Total                                    $24,736.8    $24,770.3
                                                    =========    =========

      The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. At December 31, 1996 and 1995, the Company had no securities out on loan.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

2. Investments (Continued)

      At December 31, 1996 and 1995, debt securities carried at $4.7 million and $4.4 million, respectively, were on deposit as required by various state regulatory agencies.

      The Company does not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1996.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

3. Financial Instruments

      Estimated Fair Value

      The carrying values and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995 were as follows:

                                                   1996                      1995
                                          --------------------      -------------------
                                          Carrying       Fair       Carrying      Fair
                                            Value        Value        Value       Value
                                            -----        -----        -----       -----
                                               (thousands)               (thousands)
      Liabilities:
      Investment contract liabilities:
           Without a fixed maturity       $64,445.4    $59,401.6    $    --      $    --

      Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

      The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

      Investment contract liabilities (included in policyholders' funds left with the Company) without a fixed maturity:

      Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

      Off-Balance-Sheet and Other Financial Instruments

      The Company did not have transactions in off-balance sheet instruments in 1996 or 1995.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

4. Net Investment Income

      Sources of net investment income were as follows:

                                            1996        1995        1994
                                            ----        ----        ----
                                                    (thousands)

      Debt securities                     $  547.6    $  457.5    $  414.1
      Cash equivalents                     1,041.6       261.1       205.2
      Other                                   --           2.4        --
                                          --------    --------    --------

      Gross investment income              1,589.2       721.0       619.3
      Less investment expenses                32.3        --          --
                                          --------    --------    --------
      Net investment income               $1,556.9    $  721.0    $  619.3
                                          ========    ========    ========

      Net investment income includes amounts allocable to experience rated contractholders of $855.2 thousand for the year ended December 31, 1996. There were no experience rated contractholders in 1995 and 1994. Interest credited to contractholders is included in current and future benefits.

5. Capital Gains and Losses

      Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

      Net realized capital gains (losses) on debt securities, as reflected in the Statements of Income for the years ended December 31, 1996 and 1995, were $(11.2) thousand and $8.3 thousand, respectively. For the year ended December 31, 1994 there was no realized capital gains or losses.

      Proceeds from the sale of available for sale debt securities and the related gross gains and losses were as follows:

                                            1996        1995        1994
                                            ----        ----        ----
                                                     (thousands)

      Proceeds on sales                   $2,510.0    $3,000.0    $   --
           Gross gains                        12.7         8.3        --
           Gross losses                       23.9        --          --

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

5. Capital Gains and Losses on Investment Operations (Continued)

      Changes in shareholder's equity related to changes in unrealized capital gains (losses), (excluding those related to experience rated contractholders in 1996), were as follows:

                                                          1996       1995      1994
                                                          ----       ----      ----
                                                                  (thousands)
      Debt securities                                    $(95.5)    $371.8    $(257.5)

      Deferred income taxes (See Note 6)                  (33.4)      82.0      --
                                                         ------     ------    -------

      Net change in unrealized capital gains (losses)    $(62.1)    $289.8    $(257.5)
                                                         ======     ======    =======


      Net unrealized capital losses allocable to experience rated contracts of $105.4 thousand at December 31, 1996 are reflected on the Balance Sheets in policyholders' funds left with the Company and are not included in shareholder's equity.

      Shareholder's equity included the following unrealized capital gains (losses), which are net of amounts allocable to experience rated contractholders in 1996, at December 31:

                                                   1996       1995       1994
                                                   ----       ----       ----
                                   (thousands)
      Debt securities

           Gross unrealized gains                 $140.0     $237.4    $   4.2
           Gross unrealized losses                  (1.1)      (3.0)    (141.6)
                                                  ------     ------     ------
                                                   138.9      234.4     (137.4)
      Deferred federal income taxes (see Note 6)    48.6       82.0       --
                                                  ------     ------     ------


      Net unrealized capital gains (losses)       $ 90.3     $152.4    $(137.4)
                                                  ======     ======     ======

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

6. Income Taxes

      The Company is included in the consolidated federal income tax return of Aetna and combined Connecticut state income tax return of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated returns.

      Income taxes for the years ended December 31, consist of:

                                                   1996       1995       1994
                                                   ----       ----       ----
                                   (thousands)
      Current taxes (benefits):
      Income taxes:
           Federal                                $ 98.8     $635.2     $188.1
           State                                   (58.4)     123.4       (2.6)
           Net realized capital gains (losses)      (3.9)       2.9       --
                                                 -------     ------     ------
                                                    36.5      761.5      185.5
                                                 -------     ------     ------
      Deferred tax benefits:
           Federal                                (759.9)    (549.2)      (0.4)
                                                 -------     ------     ------

           Total                                 $(723.4)    $212.3     $185.1
                                                 =======     ======     ======

      Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                                          1996         1995          1994
                                                          ----         ----          ----
                                                                    (thousands)
           Income (loss) before income taxes           $(1,419.2)    $  380.2      $  533.7
           Tax rate                                          35%           35%           35%
                                                       --------      --------      --------
           Application of the tax rate                   (496.7)        133.1         186.8

      Tax effect of:
           State income tax, net of federal benefit       (37.9)         80.2          (1.7)
           Excludable dividends                          (182.0)         --            --
           Other, net                                      (6.8)         (1.0)         --
                                                       --------      --------      --------

             Income taxes (benefit)                    $ (723.4)     $  212.3      $  185.1
                                                       ========      ========      ========

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

6. Income Taxes (Continued)

      The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                            1996        1995
                                                            ----        ----
                                                              (thousands)

      Deferred tax assets:
           Insurance reserves                             $6,932.6    $1,054.6
           Postretirement benefits other than pensions        41.7        --
           Pension                                            52.6        --
           Other                                               9.2         0.2
                                                          --------    --------
      Total gross assets                                   7,036.1     1,054.8

      Deferred tax liabilities:
           Deferred policy acquisition costs               5,697.5       496.4
           Net unrealized capital gains                       48.6        82.0
           Other                                               0.3         8.8
                                                          --------    --------
      Total gross liabilities                              5,746.4       587.2
                                                          --------    --------
           Net deferred tax asset                         $1,289.7    $  467.6
                                                          ========    ========

      Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. Valuation allowances are provided when it is not considered more likely than not that deferred tax assets will be realized. As of December 31, 1996 and 1995, no valuation allowances were required for unrealized capital gains and losses.

      The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (Continued)

7. Benefit Plans

      The Company utilizes the employees of Aetna and its affiliates (primarily ALIAC). The benefit plan charges allocated to the Company in 1996 and 1995 were immaterial. There were no charges to the Company in 1994.

      As of December 31, 1996, Aetna transferred to the Company approximately $84.0 thousand of accrued liabilities, primarily related to the allocation of ALIAC pension and postretirement benefit plans that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $55.0 thousand) is reported as a reduction in retained earnings.

8. Dividend Restrictions and Shareholder's Equity

      The amount of dividends that may be paid to the shareholder in 1997 without prior approval by the Insurance Commissioner of the State of Connecticut is $2.1 million.

      The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles ("GAAP"). Statutory net income (loss) was $(7.9) million, $378.9 thousand and $348.1 thousand for the years ended December 31, 1996, 1995 and 1994, respectively. Statutory capital and surplus was $23.5 million and $12.1 million as of December 31, 1996 and 1995, respectively.

      As of December 31, 1996 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

9. Related Party Transactions

      Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges, at cost, for these services based upon measures appropriate for the type and nature of service provided. Total charges allocated to the Company, including rent, salaries and other administrative expenses, were $4,716.5 thousand (of which $2,728 thousand was capitalized as deferred policy acquisition costs) and $350.0 thousand for the years ended December 31, 1996 and 1995, respectively. There were no charges in 1994.

                       AETNA INSURANCE COMPANY OF AMERICA (A wholly owned subsidiary of Aetna Life Insurance and Annuity Company)

                    Notes to Financial Statements (continued)

9. Related Party Transactions (Continued)

      The Company is compensated by the separate accounts for bearing mortality and expense risks pertaining to variable annuity contracts. Under the insurance contracts, the separate accounts pay the Company a daily fee which, on an annual basis, is 1.40% of their average daily net assets. The amount of compensation and fees received from the separate accounts, included in Charges Assessed Against Policyholders, amounted to $1,293 thousand and $132.7 thousand for the years ended December 31, 1996 and 1995, respectively. There were no charges assessed against policyholders for the year ended December 31, 1994.

      The Company received a capital contribution of $20.0 million in cash from ALIAC in 1996. The Company received no capital contributions in 1995 and 1994.

      Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO, was named the subadviser of all of the Company's affiliated mutual funds and general account investments effective August 1, 1996 when ALIAC combined its investment management operations into those of Aeltus.

      The Company pays Aeltus a fee which, on an annual basis, is .06% of the average daily net assets under management. The amount of such fees for the year ended December 31, 1996 amounted to $32.4 thousand.

10. Commitments and Contingent Liabilities

      Commitments

      At December 31, 1996 and 1995 the Company had no commitments or contingent liabilities.

      Litigation

      The Company is not currently involved in litigation.

                           VARIABLE ANNUITY ACCOUNT I
                           PART C - OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

     (a) Financial Statements:

         (1)      Included in Part A:

                  Condensed Financial Information

         (2)      Included in Part B:

                  Financial Statements of Variable Annuity Account I:

                  -   Statement of Assets and Liabilities as of December 31,
                      1996

                  - Statement of Operations and Changes in Net Assets for the Year ended December 31, 1996 and for the Period from June 28, 1995 to December 31, 1995

                  -   Notes to Financial Statements

                  -   Independent Auditors' Report

                  Financial Statements of Depositor:

                  -   Independent Auditors' Report

                  - Statements of Income for the years ended December 31, 1996, 1995 and 1994

                  -   Balance Sheets for the years ended December 31, 1996 and
                      1995

                  - Statements of Changes in Shareholder's Equity for the years ended December 31, 1996, 1995 and 1994

                  - Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994

                  -   Notes to Financial Statements

     (b) Exhibits

         (1) Resolution of the Board of Directors of Aetna Insurance Company of America establishing Variable Annuity Account I(1)

         (2)      Not Applicable

         (3.1)    Form of Selling Agreement(1)

         (3.2)    Principal Underwriting Agreement(2)

         (3.3)    First Amendment to Principal Underwriting Agreement(2)

         (4.1)    Form of Variable Annuity Contract G2-CDA-94(IR)(1)

         (4.2)    Form of Variable Annuity Contract G2-CDA-94(NQ)(1)

         (4.3)    Form of Variable Annuity Contract G-MP2(5/96)

         (4.4)    Form of Certificate of Group Annuity Coverage MP2CERT(5/96)

         (4.5) Form of Endorsements (MP2END(5/97)) and (I-MP2END(5/97)) to Contracts G-MP2(5/96) and MP2CERT(5/96)

         (5)      Form of Variable Annuity Contract Application(1)

         (6)      Certificate of Incorporation and By-Laws of Depositor(1)

         (7)      Not Applicable

         (8.1) Fund Participation Agreement among Aetna Insurance Company of America, Alger American Fund and Fred Alger Management, Inc. dated August 30, 1995(3)

         (8.2) Form of Fund Participation Agreement by and among Insurance Management Series, Federated Advisors and Aetna Insurance Company of America

         (8.3) Fund Participation Agreements among Aetna Insurance Company of America, Variable Insurance Products Fund and Fidelity Distributors Corporation dated October 20, 1995(3)

         (8.4) Fund Participation Agreement among Aetna Insurance Company of America, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated October 20, 1995(3)

         (8.5) Fund Participation Agreement between Aetna Insurance Company of America and Janus Aspen Series dated October 3, 1995(3)

         (8.6) Fund Participation Agreement among Aetna Insurance Company of America and Lexington Natural Resources Trust and Lexington Management Corporation dated September 1, 1995(3)

         (8.7) Fund Participation Agreement among Aetna Insurance Company of America, Lexington Emerging Markets Fund, Inc. and Lexington Management Corporation dated September 1, 1995(3)

         (8.8) Form of Fund Participation Agreement among MFS Variable Insurance Trust, Aetna Insurance Company of America and Massachusetts Financial Services Company(3)

         (8.9) First Amendment dated September 3, 1996 to Fund Participation Agreement among MFS Variable Insurance Trust, Aetna Insurance Company of America and Massachusetts Financial Services Company(4)

         (8.10) Fund Participation Agreement between Aetna Insurance Company of America, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc.

         (8.11) Service Agreement between Aetna Insurance Company of America and OppenheimerFunds, Inc.

         (8.12) Fund Participation Agreement among Aetna Insurance Company of America, TCI Portfolios, Inc. and Investors Research Corporation dated October 9, 1995(3)

         (8.13) Form of Administrative Service Agreement between Aetna Insurance Company of America and Agency,
                  Inc.(3)

         (9)      Opinion of Counsel(5)

         (10.1)   Consent of Independent Auditors

         (10.2)   Consent of Counsel

         (11)     Not applicable

         (12)     Not applicable

         (13)     Schedule for Computation of Performance Data(1)

         (14)     Not applicable

         (15.1)   Power of Attorney(6)

         (15.2)   Certificate of Resolution Authorizing Signatures(1)

         (27)     Financial Data Schedule

1. Incorporated by reference to Registration Statement on Form N-4 (File No. 33-59749), as filed electronically on June 1, 1995.

2. Incorporated by reference to Registration Statement on Form S-1 (File No. 333-22723), as filed electronically on March 4, 1997.

3. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 33-59749), as filed electronically on April 22, 1996.

4. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-59749), as filed electronically on September 16, 1996.

5. Incorporated by reference to Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996, as filed electronically with the Securities and Exchange Commission on February 28, 1997.

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-2 (File No. 333-22723), as filed electronically on April 4, 1997.

Item 25.      Directors and Officers of the Depositor

Name and Principal
Business Address*              Positions and Offices with Depositor
-----------------              ------------------------------------

Daniel P. Kearney              Director and President

Deborah Koltenuk               Director, Vice President and
                               Treasurer, Corporate Controller

Laura R. Estes                 Director and Senior Vice President

James J. Mallozzi              Director and Vice President

Maria F. McKeon                Corporate Secretary and Counsel

Alastair G. Longley-Cook       Vice President and Corporate Actuary

     *The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 26.          Persons Controlled by or Under Common Control with the
              Depositor or Registrant

     Incorporated herein by references to Item 26 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 33-61897), as filed electronically on April 11, 1997.

Item 27.          Number of Contract Owners

     As of February 28, 1997, there were 8,061 individuals holding interests in variable annuity contracts funded through Variable Annuity Account I.

Item 28.          Indemnification

Reference is hereby made to Section 33-771(f) of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and Section 33-776(4) regarding indemnification of officers, employees and agents of Connecticut corporations. These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall indemnify their officers, directors, employees and agents against "liability" (defined as the obligation to pay a judgment, settlement, penalty, fine, excise tax in the case of an employee benefit plan or reasonable expenses incurred with respect to a proceeding). In the case of a proceeding by or in the right of the corporation, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party. The corporation's obligation to provide such indemnification does not apply unless
(1) the individual has met the standard of conduct set forth in Section 33-771; and (2) a determination is made (by majority vote of a quorum of the board of directors who were not parties to the proceeding, or if a quorum cannot be obtained, by a committee of the board selected as described in Section 33-775(b)(2);

by special legal counsel selected by the board of directors or members thereof as described in Section 33-775(b)(3); by shareholders) that the individual met the standard set forth in Section 33-771; or (3) the court, upon application by the individual, determines in view of all the circumstances that such person is reasonably entitled to be indemnified. Also, unless limited by its Certificate of Incorporation, a corporation must indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because of his relationship as director, officer, employee or agent of the corporation.

The statute does specifically authorize a corporation to procure indemnification insurance on behalf of an individual who is or was a director, officer, employer or agent of the corporation. Consistent with the statute, Aetna Inc. has procured insurance from Lloyd's of London and several major United States excess insurers for its directors and officers and the directors and officers of its subsidiaries, including the Depositor.

Item 29.      Principal Underwriters

     (a) In addition to serving as the principal underwriter for the Registrant, Aetna Life Insurance and Annuity Company (Aetna) also acts as the principal underwriter and investment adviser for Aetna Variable Encore Fund, Aetna Variable Fund, Aetna Series Fund, Inc., Aetna Generation Portfolios, Inc., Aetna Income Shares, Aetna Investment Advisers Fund, Inc., Aetna GET Fund and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna also acts as the principal underwriter and depositor for Variable Life Account B of Aetna, Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna and Variable Annuity Account G of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act).

     (b) Directors and Officers of the Underwriter

Daniel P. Kearney                Director and President

Timothy A. Holt                  Director, Senior Vice President
                                 and Chief Financial Officer

Christopher J. Burns             Director and Senior Vice President

Laura R. Estes                   Director and Senior Vice President

J. Scott Fox                     Director and Senior Vice President

Gail P. Johnson                  Director and Vice President

John Y. Kim                      Director and Senior Vice President

Shaun P. Mathews                 Director and Vice President

Name and Principal
Business Address*                Positions and Offices with Underwriter
-----------------                --------------------------------------

Glen Salow                       Director and Vice President

Creed R. Terry                   Director and Vice President

Deborah Koltenuk                 Vice President and Treasurer,
                                 Corporate Controller

Frederick D. Kelsven             Vice President and Chief Compliance Officer

Kirk P. Wickman                  Vice President, General Counsel and Secretary

* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

     (c) Not applicable

Item 30.      Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules under it relating to the securities described in and issued under this Registration Statement are located at the home office of the Depositor as follows:

                      Aetna Insurance Company of America
                      151 Farmington Avenue
                      Hartford, Connecticut  06156

Item 31.      Management Services

     Not applicable

Item 32.      Undertakings

     Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement on Form N-4 as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for as long as payments under the variable annuity contracts may be accepted;

     (b) to include as part of any application to purchase a contract offered by a prospectus which is part of this registration statement on Form N-4, a space that an applicant can check to request a Statement of Additional Information; and

     (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

     (d) The Company hereby represents that it is relying upon and complies with the provisions of Paragraphs (1) through (4) of the SEC Staff's No-Action Letter dated November 22, 1988 with respect to language covering withdrawal restrictions applicable to plans established pursuant to Section 403(b) of the Internal Revenue Code, See American Counsel of Life Insurance; SEC No-Action Letter, [1989 Transfer Binder] Fed. SEC. L.Rep. (CCH) 78,904 at 78,523 (November 22, 1988).

     (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) Aetna Insurance Company of America represents that the fees and charges deducted under the contracts covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account I of Aetna Insurance Company of America, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 4 to its Registration Statement on Form N-4 (File No. 33-59749) and has duly caused this Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (File No. 33-59749) to be signed on its behalf in the City of Hartford, and State of Connecticut, on the 16th day of April, 1997.

                      VARIABLE ANNUITY ACCOUNT I OF
                      AETNA INSURANCE COMPANY OF AMERICA
                         (Registrant)

                  By: AETNA INSURANCE COMPANY OF AMERICA
                         (Depositor)

                  By  Daniel P. Kearney*
                      ------------------------------------
                      Daniel P. Kearney
                      President

       As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (File No. 33-59749) has been signed by the following persons in the capacities and on the dates indicated.

Signature                Title                                     Date

Daniel P. Kearney*       Director and President                     )
-----------------------  (principal executive officer)              )
Daniel P. Kearney                                                   )
                                                                    )
Deborah Koltenuk*        Director, Vice President and Treasurer,    )
-----------------------  Corporate Controller (principal accounting )
Deborah Koltenuk         and financial officer)                     )   April
                                                                    ) 16, 1997
                                                                    )
Laura R. Estes*          Director                                   )
-----------------------                                             )
Laura R. Estes                                                      )
                                                                    )
James J. Mallozzi*       Director                                   )
-----------------------                                             )
James J. Mallozzi                                                   )



By:      /s/Julie E. Rockmore
         ----------------------------
         Julie E. Rockmore
        *Attorney-in-Fact

                           VARIABLE ANNUITY ACCOUNT I
                                  EXHIBIT INDEX
Exhibit No. Exhibit                                                      Page
-------------------                                                      ----

99-B.1      Resolution of the Board of Directors of Aetna                  *
            Insurance Company of America establishing Variable
            Annuity Account I

99-B.3.1    Form of Selling Agreement                                      *

99-B.3.2    Principal Underwriting Agreement                               *

99-B.3.3    First Amendment to Principal Underwriting Agreement            *

99-B.4.1    Form of Variable Annuity Contract (G2-CDA-94(IR))              *

99-B.4.2    Form of Variable Annuity Contract (G2-CDA-94(NQ))              *

99-B.4.3    Form of Variable Annuity Contract (G-MP2(5/96))              ____

99-B.4.4    Form of Certificate of Group Annuity Coverage                ____
            (MP2CERT(5/96))

99-B.4.5    Form of Endorsements (MP2END(5/97)) and                      ____
            (I-MP2END(5/97)) to Contracts G-MP2(5/96) and
            MP2CERT(5/96)

99-B.5      Form of Variable Annuity Contract Application                  *

99-B.6      Certificate of Incorporation and By-Laws of Depositor          *

99-B.8.1    Fund Participation Agreement among Aetna Insurance             *
            Company of America, Alger American Fund and Fred
            Alger Management, Inc. dated August 30, 1995

99-B.8.2    Fund Participation Agreement by and among Insurance          ____
            Management Series, Federated Advisors and Aetna
            Insurance Company of America

99-B.8.3    Fund Participation Agreements among Aetna Insurance            *
            Company of America, Variable Insurance Products Fund and Fidelity Distributors Corporation dated October
            20, 1995

99-B.8.4    Fund Participation Agreement among Aetna Insurance             *
            Company of America, Variable Insurance Products Fund
            II and Fidelity Distributors Corporation dated
            October 20, 1995

*Incorporated by reference

Exhibit No.            Exhibit                                        Page
-----------            -------                                        ----

99-B.8.5    Fund Participation Agreement between Aetna Insurance           *
            Company of America and Janus Aspen Series dated
            October 3, 1995

99-B.8.6    Fund Participation Agreement among Aetna Insurance             *
            Company of America and Lexington Natural Resources
            Trust and Lexington Management Corporation dated
            September 1, 1995

99-B.8.7    Fund Participation Agreement among Aetna Insurance             *
            Company of America, Lexington Emerging Markets Fund,
            Inc. and Lexington Management Corporation dated
            September 1, 1995

99-B.8.8    Form of Fund Participation Agreement among MFS                 *
            Variable Insurance Trust, Aetna Insurance Company of
            America and Massachusetts Financial Services Company

99-B.8.9    Form of First Amendment dated September 3, 1996 to             *
            Fund Participation Agreement among MFS Variable
            Insurance Trust, Aetna Insurance Company of America and Massachusetts Financial Services Company

99-B.8.10   Fund Participation Agreement between Aetna Insurance         ____
            Company of America, Oppenheimer Variable Account
            Funds and OppenheimerFunds, Inc.

99-B.811    Service Agreement between Aetna Insurance Company of         ____
            America and OppenheimerFunds, Inc.

99-B.8.12   Fund Participation Agreement among Aetna Insurance             *
            Company of America, TCI Portfolios, Inc. and
            Investors Research Corporation dated October 9, 1995

99-B.8.13   Form of Administrative Service Agreement between               *
            Aetna Insurance Company of America and Agency, Inc.

99-B.9      Opinion of Counsel                                             *

99-B.10.1   Consent of Independent Auditors                              ____

99-B.10.2   Consent of Counsel                                           ____


*Incorporated by reference

Exhibit No.            Exhibit                                            Page
-----------            -------                                            ----

99-B.13     Schedule for Computation of Performance Data                   *

99-B.15.1   Power or Attorney                                              *

99-B.15.2   Certificate of Resolution Authorizing Signatures               *

27          Financial Data Schedule                                        ____
-----------------

*Incorporated by reference